UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: June 30, 2019

Date of reporting period: June 30, 2019

Item 1:	Reports to Stockholders

Annual Report
June 30, 2019

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Sit Mutual Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will remain available on the Funds’ website (sitfunds.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports electronically from the Fund by calling 1-800-332-5580 or by enrolling online at sitfunds.com, or, if you are invested through your financial intermediary, you may contact them directly.

You may elect to receive all future reports in paper free of charge. You can inform the Funds by calling 1-800-332-5580, or, if you are invested through your financial intermediary, you may contact them directly. Your election to receive reports in paper will apply to all funds held with Sit Mutual Funds or through your financial intermediary, as applicable.

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 3, 2019

Dear Fellow Shareholders:

Global economic growth has continued to moderate during the first half of 2019, weighed down by a slowdown in the manufacturing sector. Trade policy remains a wild card, but a sharp decline in interest rates provides an important offset to trade uncertainty.

Economic Overview

The downshift in economic momentum that began in late 2018 has intensified in the current year. While first quarter U.S. Gross Domestic Product (GDP) growth of +3.1% was better than expected, the breakdown of U.S.-China trade negotiations in early May and the resumption of earlier-postponed tariff hikes contributed to a notable downtick in industrial activity and business confidence. Job gains have also moderated from the unsustainable levels of 2018, but they remain solid enough to sustain strength in consumer spending, which has stayed resilient. In addition, the recent decline in interest rates may give a near-term boost to housing activity.

We expect U.S. growth to continue to moderate, due to fading fiscal stimulus, the lagged effects of monetary tightening and trade policy uncertainty. With the current expansion officially now the longest on record, at 121 months in length, any slowdown in growth is bound to stoke recession fears. However, we believe that the economy remains in reasonable shape and that the expansion has more room to run, based on the enduring benefits from tax cuts, deregulation, easing financial conditions and healthy consumers. The Federal Reserve will likely do its part to sustain the expansion, as expectations for interest rate cuts have continued to rise, in conjunction with growth concerns amid declining inflation expectations. While legitimate risks to the macro outlook have accumulated–including the upcoming U.S. government budget negotiations that are likely to be contentious and could weigh on market sentiment, if not resolved quickly – the Fed hopes to forestall a negative feedback loop triggered by sinking confidence. None-the-less, given still-solid U.S. macro conditions and increasing policy accommodation outside the U.S., there is a risk that investors pricing in multiple Fed rate cuts may be disappointed.

The U.S. China trade fight ceasefire announced post the recent Trump-Xi meeting at the G20 Summit reduces, at least for now, the economic overhang of an escalating conflict that likely weighed on second quarter economic activity. An eventual trade deal remains our base case, as we believe neither side can withstand the economic pain of a long-term conflict. Within China, recent macro data has largely surprised to the downside and suggests renewed economic weakness. Chinese efforts to boost growth via monetary and fiscal stimulus have been under-whelming, but we expect the government to step up its response in attempt to offset the negative impact from trade. A trade agreement is critical to boosting business and consumer sentiment, with a positive “second-order effect” on global growth (particularly in emerging economies).

Economic growth in Europe has weakened, as elevated policy uncertainty and softer exports are dampening business optimism and capital spending. Europe is much more dependent on trade relative to the U.S (i.e., 45% of GDP vs. 12% for U.S.), making the region vulnerable to the fallout from trade policy uncertainty and the associated dip in global trade. Conversely, relative strength in the services and construction sectors remains underpinned by a virtuous cycle of improving labor conditions and resilient domestic demand. While European growth is further supported by a combination of favorable fiscal and monetary policies, uncertainty surrounding elevated trade conflict, the Italian economy and Brexit add risks to the outlook. Also, concern around possible rate cuts by an increasingly dovish Fed may put upward pressure on the euro, further crimping growth. European Central Bank (ECB) President Mario Draghi recently hinted at additional easing; however, with rates already at extremely low levels, further easing is likely to produce only a modest economic benefit.

Equity Strategy

Global equities have made a broad-based comeback, following a sharp correction at the end of 2018. Risk/reward is now less attractive with stocks trading at “fair” valuations, but central banks’ easing efforts should provide a strong under-pinning for markets going forward.

We are generally constructive on U.S. equities, given solid underlying growth prospects and supportive policy. However, elevated relative valuation, lingering macro uncertainty, Fed policy ambiguity and rising geopolitical risks (i.e., U.S.-China trade deal, Iran, North Korea, etc.) highlight the importance of diversified portfolios focused on quality growth stocks that provide both upside opportunity and downside protection. We continue to balance investments in pro-cyclical growth stocks that provide compelling risk/reward opportunities with more predictable, secular growth stocks, based on the likelihood that “end of cycle” fears will result in continued bouts of equity market volatility. While we believe a “barbell strategy” approach continues to provide a balanced risk-reward profile, portfolio composition has been shifted toward more stable, visible earnings growth investments. Thus, we reduced exposure to the industrial and transport sectors, given full valuations against a weakening backdrop. We have also reduced our holdings in select technology services stocks that offer less-compelling valuations. Additionally, cash levels have been raised slightly, ahead of anticipated volatility in second quarter corporate earnings reports. Finally, we have added to select investments in healthcare and consumer staples and favor exposure to P&C insurance within the financial sector, due to an improved pricing environment and attractive valuation.

2	SIT MUTUAL FUNDS ANNUAL REPORT

We remain modestly overweight Europe, but our enthusiasm is tempered by weakening economic data, trade policy uncertainty, Brexit concerns, increased political tensions, and fiscal issues that are creating uncertainty. Much like our U.S. strategy, one side of the barbell is comprised of pro-growth and cyclical companies that have the potential to benefit from macro improvement driven by increasing global stimulus, while the other side consists of traditional growth stocks that possess visible earnings growth. The Euro Area generally offers more attractive investment prospects than the UK, as Brexit continues to pose significant risks. Within the Euro Area, we have become more positive on industrial companies, notably German industrials, as they will benefit especially from a U.S.-China trade resolution and are trading at compelling valuations. We also prefer companies that generate a larger percentage of their growth from the United States.

Within Asia, we remain cautious on Japan based on its muted long-term growth outlook, an aging population and elevated central government indebtedness. Moderating growth, a coming consumption tax hike, and limited monetary easing options warrant further caution in the near term. Despite elevated U.S.-China trade tensions, we are sticking with our overweight position in China, as we expect its economy to muddle through with the assistance of government stimulus. While there may be additional downside risk to corporate earnings near term, valuations for Chinese equities generally remain attractive. Amid heightened trade talk uncertainty, we take a balanced investment approach, while favoring domestic demand-oriented stocks. We continue to overweight “new economy” names, as they are more exposed to domestic consumption and the industrial digital upgrade, both of which should be less impacted by trade issues. Investments in consumer staples and utility stocks offer stable earnings and downside protection. We also remain positive on Indian and South Korean equities. Both countries are gaining from structural reforms and attractive stock valuations in those markets provide a “call option” on any improvement in global growth.

Regardless of region, we believe dividend-paying stocks have significant appeal at the present time. Many U.S. stocks now offer dividend yields greater than the 10-year Treasury yield, while also providing capital appreciation potential as the market/ economic cycle progresses. Outside the U.S., dividend yields are generally higher and particularly attractive relative to $12 trillion in bonds (largely in Europe) trading at negative interest yields. Higher yields, reasonable valuations, and the opportunity to gain exposure to fast-growing emerging markets are key reasons for investing in international dividend growth stocks. A diversified portfolio of quality, growth-oriented dividend-paying companies can provide investors with the opportunity to participate in market gains, but also provide some downside protection if market fundamentals deteriorate.

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2019	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +7.98%. The S&P 500® Index return was +10.42% over the period, while the Bloomberg Barclays Aggregate Bond Index gained +7.87%.

Stocks and bonds both posted very solid returns over the past twelve months. A weaker economic backdrop that led to falling interest rates boosted both bond prices and stock valuations, even as the earnings growth outlook became more challenging. Despite the recent slowdown, we believe that the economy remains in reasonable shape and that the expansion has more room to run, based on the enduring benefits from tax cuts, deregulation, easing financial conditions and healthy consumers. The Federal Reserve will likely do its part to sustain the expansion, as expectations for interest rate cuts have risen throughout the current year. Given the strong bounce back in stocks so far in 2019, we expect more muted gains over the near to intermediate term, given the many crosscurrents (e.g., trade, slower growth, Fed policy) facing investors. Within the equity portion of the Fund, we continue to favor a “Barbell” strategy, which includes holding pro-cyclical stocks (e.g., technology, industrials) balanced against holdings that are more defensive in nature (e.g., healthcare, consumer and telecom). Over the past year, the equity component of the Fund lagged the return for the S&P 500® Index, largely due to adverse stock selection in the energy minerals, health services and transportation sectors. Conversely, sectors that contributed positively to relative performance included consumer services, technology services and industrial services.

Returns for the fixed income portion of the portfolio were strongly positive on an absolute basis over the twelve-month period. The Fed had been on a multiyear plan to raise interest rates and remove excess liquidity from the economy, but adopted a more dovish monetary policy during early 2019 in response to slowing growth, moderating inflation, and ongoing trade tensions. Interest rates declined following this policy shift, under the expectation that the Fed may cut its benchmark fed funds rate to prop up the stock market. Despite a strongly positive absolute return, the fixed income portion of the portfolio underperformed its benchmark, primarily due to maintaining a shorter-than-benchmark duration as interest rates declined. However, while the portfolio lagged its benchmark on a price return basis, it outperformed on an income return basis, as a significant yield

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index, which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

advantage was sustained throughout the period. Overweights in the closed-end fund and taxable municipal sectors also helped to offset duration-driven underperformance, as both sectors outperformed the benchmark for the fiscal year.

As of June 30th, the asset allocation of the Fund was 60% equities, 35% fixed income, and 5% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]
One Year	7.98%	10.42%	7.87%
Five Year	7.68	10.71	2.95
Ten Year	9.89	14.70	3.90
Since Inception (12/31/93)	7.10	9.61	5.23

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/19:	$25.06	Per Share
Net Asset Value 6/30/18:	$23.76	Per Share
Total Net Assets:	$34.5	Million

TOP HOLDINGS

Top Equity Holdings:

1.	Microsoft Corp.
2.	Visa, Inc.
3.	Apple, Inc.
4.	Amazon.com, Inc.
5.	Alphabet, Inc.

Top Fixed Income Holdings:

1.	U.S. Treasury Strip, 3.02%, 11/15/27
2.	Johnson & Johnson, 5.95%, 8/15/37
3.	Air Canada 2015-1 Trust, 3.60%, 3/15/27
4.	Government National Mortgage Association,

2018-147 AM, 7.00%, 10/20/48

5.	Central Fidelity Capital Trust I (Subordinated),

3 Mo. Libor + 1.00, 3.60%, 4/15/27

Based on total net assets as of June 30, 2019. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	5

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 59.7%
Communications - 0.9%
Verizon Communications, Inc.	5,700	325,641

Consumer Durables - 0.2%
YETI Holdings, Inc. *	2,075	60,071

Consumer Non-Durables - 3.9%
Conagra Brands, Inc.	5,750	152,490
Constellation Brands, Inc.	1,400	275,716
Estee Lauder Cos., Inc. - Class A	2,275	416,575
PepsiCo, Inc.	2,525	331,103
VF Corp.	1,925	168,149

		1,344,033

Consumer Services - 5.7%
Marriott International, Inc.	1,600	224,464
McDonald’s Corp.	1,225	254,384
Starbucks Corp.	4,550	381,427
Visa, Inc.	5,500	954,525
Walt Disney Co.	1,200	167,568

		1,982,368

Electronic Technology - 6.7%
Advanced Micro Devices, Inc. *	1,800	54,666
Apple, Inc.	4,125	816,420
Applied Materials, Inc.	7,575	340,193
Arista Networks, Inc. *	525	136,301
Broadcom, Inc.	1,460	420,276
Ciena Corp. *	4,400	180,972
Corning, Inc.	3,425	113,813
Intel Corp.	5,575	266,875

		2,329,516

Energy Minerals - 2.1%
Chevron Corp.	2,275	283,101
EOG Resources, Inc.	1,025	95,489
Marathon Petroleum Corp.	4,600	257,048
Pioneer Natural Resources Co.	550	84,623

		720,261

Finance - 5.8%
Ameriprise Financial, Inc.	1,625	235,885
Chubb, Ltd.	2,025	298,262
First Republic Bank	1,750	170,888
Goldman Sachs Group, Inc.	1,375	281,325
JPMorgan Chase & Co.	3,300	368,940
Prudential Financial, Inc.	2,800	282,800
T Rowe Price Group, Inc.	2,075	227,648
US Bancorp	2,675	140,170

		2,005,918

Name of Issuer	Quantity	Fair Value ($)

Health Services - 1.6%
UnitedHealth Group, Inc.	2,250	549,022

Health Technology - 4.9%
Boston Scientific Corp. *	6,875	295,488
Celgene Corp. *	1,025	94,751
Illumina, Inc. *	650	239,298
Intuitive Surgical, Inc. *	500	262,275
Johnson & Johnson	2,300	320,344
Pfizer, Inc.	2,775	120,213
Thermo Fisher Scientific, Inc.	1,200	352,416

		1,684,785

Process Industries - 2.1%
Ecolab, Inc.	1,800	355,392
Sherwin-Williams Co.	775	355,175

		710,567

Producer Manufacturing - 5.2%
3M Co.	875	151,672
Boeing Co.	625	227,506
Deere & Co.	775	128,425
Honeywell International, Inc.	1,925	336,086
Ingersoll-Rand, PLC	2,175	275,507
Northrop Grumman Corp.	500	161,555
Parker-Hannifin Corp.	1,000	170,010
Raytheon Co.	1,175	204,309
United Technologies Corp.	950	123,690

		1,778,760

Retail Trade - 4.3%
Amazon.com, Inc. *	410	776,388
Home Depot, Inc.	1,875	389,944
TJX Cos., Inc.	3,150	166,572
Ulta Beauty, Inc. *	480	166,507

		1,499,411

Technology Services - 14.0%
Accenture, PLC	2,025	374,159
Adobe, Inc. *	1,525	449,341
Alphabet, Inc. - Class A *	475	514,330
Alphabet, Inc. - Class C *	205	221,587
Autodesk, Inc. *	1,700	276,930
Booking Holdings, Inc. *	135	253,086
Facebook, Inc. *	1,575	303,975
Intuit, Inc.	1,250	326,662
Microsoft Corp.	7,375	987,955
PayPal Holdings, Inc. *	3,750	429,225
Red Hat, Inc. *	1,450	272,252
salesforce.com, Inc. *	2,675	405,878

		4,815,380

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)

Transportation - 1.6%
Delta Air Lines, Inc.	3,400	192,950
Union Pacific Corp.	2,050	346,676

		539,626

Utilities - 0.7%
NextEra Energy, Inc.	1,150	235,589

Total Common Stocks (cost: $13,965,032)		20,580,948

Bonds - 32.1%

Asset-Backed Securities - 2.4%
Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 [1,4]	64,717	66,724
Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1 Mo. Libor + 0.65, 3.05%, 2/25/32 [1]	74,989	74,922
Element Rail Leasing II, LLC, 2016-1A B1, 5.93%, 3/19/46 [4]	75,000	79,474
Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	29,176	29,753
New Century Home Equity Loan Trust, 2005-A A4W, 4.68%, 8/25/35 [14]	9,167	9,346
OSCAR US Funding Trust VII, LLC:
2017-2A A3, 2.45%, 12/10/21 [4]	150,000	149,899
2017-2A A4, 2.76%, 12/10/24 [4]	100,000	100,754
Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	45,295	48,409
2007-20H 1, 5.78%, 8/1/27	46,773	50,204
Towd Point Mortgage Trust:
2019-3 A2, 4.00%, 2/25/59 [1,4]	100,000	105,557
2019-SJ1 A2, 4.17%, 11/25/58 1, [4]	100,000	103,039

		818,081

Collateralized Mortgage Obligations - 6.8%
Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	122,525	122,114
2004-10 ZB, 6.00%, 2/25/34	122,039	137,045
2003-34 A1, 6.00%, 4/25/43	39,647	45,072
2004-T1 1A1, 6.00%, 1/25/44	26,231	29,522
1999-17 C, 6.35%, 4/25/29	15,544	16,960
2001-82 ZA, 6.50%, 1/25/32	19,928	22,220
2009-30 AG, 6.50%, 5/25/39	58,006	64,282
2013-28 WD, 6.50%, 5/25/42	57,589	66,470
2004-T1 1A2, 6.50%, 1/25/44	84,402	96,393
2004-W9 2A1, 6.50%, 2/25/44	18,267	20,852
2015-88 CJ, 6.50%, 7/25/44	126,034	141,223
2010-108 AP, 7.00%, 9/25/40	2,985	3,516
2004-T3, 1A3, 7.00%, 2/25/44	8,509	9,893
1993-21 KA, 7.70%, 3/25/23	31,445	33,446
Freddie Mac:
4729 AG, 3.00%, 1/15/44	100,000	101,898
4784 BV, 3.50%, 12/15/32	100,000	102,984
4480 VY, 3.50%, 6/15/35	150,000	156,767

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)

4293 BA, 5.33%, 10/15/47 [1]	18,840	20,649
2122 ZE, 6.00%, 2/15/29	74,356	83,347
2126 C, 6.00%, 2/15/29	49,190	54,437
2485 WG, 6.00%, 8/15/32	49,193	55,425
2480 Z, 6.00%, 8/15/32	43,338	49,454
2575 QE, 6.00%, 2/15/33	21,272	24,251
2980 QA, 6.00%, 5/15/35	27,164	30,971
2283 K, 6.50%, 12/15/23	7,815	8,293
2357 ZJ, 6.50%, 9/15/31	25,029	27,900
T-59 1A1, 6.50%, 10/25/43	72,327	85,868
4520 HM, 6.50%, 8/15/45	47,423	56,772
1142 IA, 7.00%, 10/15/21	28,247	29,058
3946 KW, 7.00%, 11/15/29	2,706	2,774
3704 CT, 7.00%, 12/15/36	19,804	23,188
2238 PZ, 7.50%, 6/15/30	18,058	21,107
Government National Mortgage Association:
2002-57 BC, 6.00%, 8/20/32	27,116	27,237
2002-57 DC, 6.00%, 8/20/32	22,108	22,208
2015-80 BA, 6.98%, 6/20/45 [1]	34,772	39,996
2018-147 AM, 7.00%, 10/20/48	146,322	169,069
2018-160 DA, 7.00%, 11/20/48	123,688	150,678
2014-69 W, 7.23%, 11/20/34 [1]	35,380	40,541
2013-133 KQ, 7.30%, 8/20/38 [1]	33,353	38,234
2005-74 HA, 7.50%, 9/16/35	15,608	16,841
New Residential Mortgage Loan Trust, 2016-2A B3, 5.68%, 11/26/35 1, [4]	43,753	47,967
Vendee Mortgage Trust:
2008-1 B, 6.62%, 3/15/25 [1]	15,146	17,254
1994-2 2, 8.64%, 5/15/24 [1]	12,863	13,416

		2,327,592

Corporate Bonds - 11.9%
Air Canada 2015-1 Trust, 3.60%, 3/15/27 [4]	167,924	172,945
Alphabet, Inc., 3.63%, 5/19/21	50,000	51,501
American Airlines 2015-2 Trust, 4.00%, 9/22/27	98,662	102,342
American Airlines 2016-2 Trust, 3.20%, 6/15/28	87,700	88,375
Barclays Bank, PLC, 2.86%, 3/16/23 [1]	50,000	49,925
Brighthouse Financial, Inc., 4.70%, 6/22/47	100,000	83,554
Brown & Brown, Inc., 4.50%, 3/15/29	100,000	105,048
Central Fidelity Capital Trust I (Subordinated), 3 Mo. Libor + 1.00, 3.60%, 4/15/27 [1]	175,000	161,875
Charles Schwab Corp., 3.25%, 5/22/29	100,000	103,348
Deere & Co., 6.55%, 10/1/28	100,000	129,547
Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	44,796	46,045
Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22 [4]	35,531	36,994
Duke Energy Florida, LLC, 2.54%, 9/1/29	50,000	49,890
Fairfax Financial Holdings, 4.85%, 4/17/28	100,000	105,437

See accompanying notes to financial statements.

JUNE 30, 2019	7

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

First Maryland Capital II, 3 Mo. Libor + 0.85, 3.43%, 2/1/27 [1]	100,000	92,000
General Mills, Inc., 3 Mo. Libor + 1.01, 3.60%, 10/17/23 [1]	100,000	100,982
Guardian Life Insurance Co. of America (Subordinated), 4.85%, 1/24/77 [4]	38,000	42,938
Hawaiian Airlines 2013-1, 3.90%, 1/15/26	144,837	147,342
HSBC Holdings, PLC, 3 Mo. Libor + 1.00, 3.52%, 5/18/24 [1]	100,000	100,266
ITT, LLC, 7.40%, 11/15/25	25,000	30,893
Johnson & Johnson, 5.95%, 8/15/37	150,000	209,033
Kroger Co., 7.50%, 4/1/31	100,000	133,207
Manufacturers & Traders Trust Co. (Subordinated), 3 Mo. Libor + 0.64, 3.16%, 12/1/21 [1]	150,000	149,607
MassMutual Global Funding II, 3.40%, 3/8/26 [4]	50,000	52,367
Mercury General Corp., 4.40%, 3/15/27	125,000	128,134
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	150,000	151,282
Pharmacia, LLC, 6.60%, 12/1/28	100,000	128,853
PNC Bank NA (Subordinated), 4.05%, 7/26/28	100,000	108,904
Principal Financial Group, Inc., 3 Mo. Libor + 3.04, 4.70%, 5/15/55 [1]	100,000	99,043
Royal Caribbean Cruises, Ltd., 7.50%, 10/15/27	100,000	123,839
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	129,237
Spirit AeroSystems, Inc., 4.60%, 6/15/28	100,000	104,914
Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	119,712	125,159
United Airlines 2014-1 Class A Pass Through Trust, 4.00%, 4/11/26	101,173	106,231
United Airlines 2015-1 Trust, 3.70%, 12/1/22	100,000	102,390
UnitedHealth Group, Inc., 3.88%, 12/15/28	100,000	109,089
US Airways 2012-2 Trust, 4.63%, 6/3/25	124,406	134,399
USF&G Capital (Subordinated), 8.31%, 7/1/46 [4]	100,000	153,051
Williams Cos, Inc., 7.50%, 1/15/31	45,000	58,225

		4,108,211

Federal Home Loan Mortgage Corporation - 0.9%
5.00%, 10/1/43	100,460	108,547
6.50%, 2/1/22	16,711	17,058
7.50%, 7/1/29	135,498	157,931
8.00%, 2/1/34	15,983	18,938
8.38%, 5/17/20	122	122
8.50%, 9/1/24	16,281	16,998

		319,594

Name of Issuer	Principal Amount ($)	Fair Value ($)

Federal National Mortgage Association - 2.5%
4.50%, 8/1/40	51,389	53,028
5.00%, 2/1/33	29,063	30,350
5.50%, 10/1/33	103,195	112,754
6.00%, 2/1/38	54,782	62,646
6.06%, 11/1/43	32,719	36,659
6.50%, 2/1/24	21,927	23,029
6.50%, 9/1/27	56,856	63,064
6.50%, 6/1/40	132,534	149,261
7.00%, 1/1/32	11,130	11,879
7.00%, 3/1/33	29,476	33,385
7.00%, 12/1/38	54,203	60,403
8.00%, 6/1/24	13,073	13,991
8.00%, 1/1/31	13,017	13,152
8.00%, 2/1/31	19,823	24,271
8.00%, 9/1/37	68,651	84,755
8.46%, 7/15/26	3,548	3,775
8.50%, 10/1/30	27,860	32,532
10.00%, 6/1/31	38,348	42,172

		851,106

Government National Mortgage Association - 2.1%
5.00%, 5/20/48	142,236	152,463
5.75%, 12/15/22	37,906	39,328
6.00%, 4/15/29	44,241	49,691
6.00%, 2/15/36	108,873	124,420
6.00%, 7/15/38	60,794	69,432
6.50%, 2/20/32	105,397	123,017
6.50%, 11/20/38	25,895	29,846
7.00%, 12/15/24	11,287	11,899
7.00%, 11/20/27	14,816	16,846
7.00%, 9/20/29	40,075	45,792
7.00%, 9/20/38	13,249	15,854
7.50%, 4/20/32	29,853	34,185
8.00%, 7/15/24	9,252	9,724

		722,497

Taxable Municipal Securities - 3.8%
Bucks Co. Industrial Dev. Auth., 4.00%, 10/1/21	95,000	95,787
Illinois Hsg. Dev. Auth, 3.20%, 12/1/43	97,411	97,683
Iowa Student Loan Liq., 3.75%, 12/1/33 [8]	100,000	104,024
Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	106,604
Massachusetts Edu. Auth.:
4.00%, 1/1/32	20,000	20,679
4.41%, 7/1/34	50,000	54,360
MN Hsg. Fin. Agy., 4.73%, 1/1/49	100,000	108,610
ND Hsg. Fin. Agy., 3.70%, 7/1/33	100,000	103,204
Oklahoma Dev. Fin. Auth., 4.10%, 6/1/37	100,000	104,930
Port of Portland, 4.24%, 7/1/49	100,000	104,507
Public Finance Authority, 4.23%, 7/1/32	105,000	115,536
So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	15,000	15,592

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	120,788
Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27	60,000	61,627
Tulane University, 2.82%, 2/15/36 [1]	95,000	89,688

		1,303,619

U.S. Treasury / Federal Agency Securities - 1.7%
U.S. Treasury Inflation, 0.88%, 1/15/29	101,206	106,525
U.S. Treasury Strip, 2.42%, 11/15/27 [6]	575,000	488,795

		595,320

Total Bonds (cost: $10,726,096)		11,046,020

Investment Companies - 3.4%
BlackRock Credit Allocation Income Trust	9,800	127,106
BlackRock Enhanced Government Fund	7,197	93,993
BlackRock Income Trust	20,900	126,445
Duff & Phelps Utility and Corp. Bond Trust	14,400	126,000
Eaton Vance Short Duration Div. Inc. Fund	9,500	128,630
Eaton Vance, Ltd. Duration Inc. Fund	9,800	123,970
Franklin, Ltd. Duration, Income Trust	6,453	62,142
MFS Intermediate Income Trust	16,500	63,690
Nuveen Multi-Market Income Fund, Inc.	3,953	28,975
Putnam Master Intermediate Income Trust	25,502	117,054
WA Inflation-Linked Opp. & Inc. Fund	10,600	118,614
WA Inflation-Linked Sec. & Inc. Fund	4,600	53,590

Total Investment Companies (cost: $1,153,071)		1,170,209

Short-Term Securities - 5.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	1,790,010	1,790,010

(cost: $1,790,010)

Total Investments in Securities - 100.4% (cost: $27,634,209)		34,587,187

Other Assets and Liabilities, net - (0.4%)		(122,322)

Total Net Assets - 100.0%		$34,464,865

*	Non-income producing security.

[1]

Variable rate security. Rate disclosed is as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2019 was $1,286,991 and represented 3.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At June 30, 2019, 0.3% of net assets in the Fund was invested in such securities.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of June 30, 2019.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

JUNE 30, 2019	9

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	20,580,948	—	—	20,580,948
Asset-Backed Securities	—	818,081	—	818,081
Collateralized Mortgage Obligations	—	2,327,592	—	2,327,592
Corporate Bonds	—	4,108,211	—	4,108,211
Federal Home Loan Mortgage Corporation	—	319,594	—	319,594
Federal National Mortgage Association	—	851,106	—	851,106
Government National Mortgage Association	—	722,497	—	722,497
Taxable Municipal Securities	—	1,303,619	—	1,303,619
U.S. Treasury / Federal Agency Securities	—	595,320	—	595,320
Investment Companies	1,170,209	—	—	1,170,209
Short-Term Securities	1,790,010	—	—	1,790,010

Total:	23,541,167	11,046,020	—	34,587,187

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2019	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +8.37% return over the last twelve months, compared to the +10.42% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.45% as of 6/30/19, compared to 1.96% for the S&P 500® Index.

Large cap stocks produced solid gains over the past twelve months, overcoming a significant sell-off occurring at the end of 2018. With valuations for stocks now at “fair” levels, we expect increased volatility as investors grapple with a number of issues, including sluggish corporate earnings, trade negotiations, Federal Reserve policy and upcoming federal budget negotiations. While dividend-paying stocks, as a whole, have struggled to keep up in the technology-driven market in recent years, we believe there are strong prospects for improved performance. First, the lagging performance of dividend-paying stocks has resulted in compelling valuations for many high-quality stocks that provide both growth and income to investors. Second, stock buybacks appear to be peaking, as corporations have increased leverage in this low rate environment to generate incremental returns for investors (i.e., reducing the share count, thereby boosting earnings per share). With corporate debt levels at cycle highs and free cash flow growth moderating, we believe investors will increasingly focus on dividends as buybacks wane. Moreover, stock indices are hovering near record highs against a backdrop of sluggish corporate earnings growth. We believe incremental returns through dividends will take on greater importance, as future market appreciation, in our view, is likely to moderate.

We remain highly focused on firms that generate consistent growth in earnings and cash flow, and that maintain a commitment to increasing dividends to shareholders over the longer term. To this point, 72 out of 79 companies held in the Fund increased their dividends over the past twelve months, with an average increase of just over +11%.

Despite posting solid absolute returns, the Fund’s performance trailed the S&P 500® Index over the past year, largely due to a combination of stock selection and sector overweighting in two lagging sectors, energy minerals and process industries. These sectors were heavily impacted by negative sentiment around global growth and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

trade concerns. On a positive note, the Fund benefitted from strong stock selection in the industrial services, technology services and finance sectors. In terms of individual stocks, top performers included Xilinx, Synchrony Financial, Abbott Laboratories and Jacobs Engineering. Laggards over the period included Devon Energy, Occidental Petroleum, DuPont de Nemours and Conagra Brands.

Based on a combination of top-down and bottom-up considerations, we believe that now is the time for investors to emphasize high quality, dividend-paying growth companies.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit Dividend
	Growth Fund		S&P 500® Index [1]
	Class I	Class S
One Year	8.37%	8.12%	10.42%
Five Year	8.83	8.55	10.71
Ten Year	13.05	12.76	14.70
Since Inception - Class I	9.46	n/a	8.69
(12/31/03)
Since Inception - Class S	n/a	8.78	8.65
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/19:	$14.45 Per Share
Net Asset Value 6/30/18:	$16.69 Per Share
Total Net Assets:	$214.2 Million
Class S:
Net Asset Value 6/30/19:	$14.37 Per Share
Net Asset Value 6/30/18:	$16.61 Per Share
Total Net Assets:	$39.7 Million

Weighted Average Market Cap:	$182.9 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Johnson & Johnson

  3. Verizon Communications, Inc.

  4. Apple, Inc.

  5. Home Depot, Inc.

  6. Broadcom, Inc.

  7. Chevron Corp.

  8. PepsiCo, Inc.

  9. CenterPoint Energy, Inc.

10. Becton Dickinson and Co.

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	13

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.7%
Commercial Services - 0.8%
S&P Global, Inc.	8,675	1,976,078

Communications - 3.4%
American Tower Corp.	7,075	1,446,484
Verizon Communications, Inc.	126,975	7,254,082

		8,700,566

Consumer Non-Durables - 8.0%
Coca-Cola Co.	74,425	3,789,721
Conagra Brands, Inc.	114,300	3,031,236
Constellation Brands, Inc.	10,250	2,018,635
Mondelez International, Inc.	30,800	1,660,120
PepsiCo, Inc.	37,525	4,920,653
Procter & Gamble Co.	28,550	3,130,508
VF Corp.	21,325	1,862,739

		20,413,612

Consumer Services - 4.4%
Comcast Corp.	71,575	3,026,191
Visa, Inc.	23,225	4,030,699
Walt Disney Co.	28,450	3,972,758

		11,029,648

Electronic Technology - 10.3%
Apple, Inc.	36,175	7,159,756
Applied Materials, Inc.	59,725	2,682,250
Broadcom, Inc.	18,000	5,181,480
Cisco Systems, Inc.	37,400	2,046,902
Corning, Inc.	65,125	2,164,104
Garmin, Ltd.	23,525	1,877,295
Intel Corp.	64,650	3,094,796
Skyworks Solutions, Inc.	25,525	1,972,317

		26,178,900

Energy Minerals - 5.8%
Chevron Corp.	40,525	5,042,931
ConocoPhillips	42,275	2,578,775
Marathon Petroleum Corp.	12,525	699,897
Suncor Energy, Inc.	119,050	3,709,598
Valero Energy Corp.	31,975	2,737,380

		14,768,581

Finance - 15.2%
Axis Capital Holdings, Ltd.	27,575	1,644,849
Chubb, Ltd.	12,200	1,796,938
CME Group, Inc.	9,275	1,800,370
Everest Re Group, Ltd.	5,750	1,421,285
Hartford Financial Services Group, Inc.	57,850	3,223,402
JPMorgan Chase & Co.	38,875	4,346,225
Lincoln National Corp.	63,075	4,065,184
Morgan Stanley	58,450	2,560,694
Physicians Realty Trust	189,422	3,303,520

Name of Issuer	Quantity	Fair Value ($)

Prudential Financial, Inc.	20,950	2,115,950
Reinsurance Group of America, Inc.	14,400	2,246,832
Synchrony Financial	94,975	3,292,783
T Rowe Price Group, Inc.	33,175	3,639,629
US Bancorp	59,500	3,117,800

		38,575,461

Health Services - 2.7%
Quest Diagnostics, Inc.	25,325	2,578,338
UnitedHealth Group, Inc.	17,800	4,343,378

		6,921,716

Health Technology - 15.6%
Abbott Laboratories	44,600	3,750,860
Agilent Technologies, Inc.	29,250	2,184,097
Amgen, Inc.	14,325	2,639,811
AstraZeneca, PLC, ADR	36,200	1,494,336
Baxter International, Inc.	36,475	2,987,302
Becton Dickinson and Co.	17,775	4,479,478
Johnson & Johnson	53,350	7,430,588
Medtronic, PLC	38,825	3,781,167
Merck & Co., Inc.	47,650	3,995,452
Pfizer, Inc.	84,625	3,665,955
Zimmer Biomet Holdings, Inc.	28,008	3,297,662

		39,706,708

Industrial Services - 2.8%
Jacobs Engineering Group, Inc.	30,150	2,544,358
Targa Resources Corp.	51,875	2,036,612
TC Energy Corp.	49,400	2,446,288

		7,027,258
Process Industries - 2.3%
Avery Dennison Corp.	23,000	2,660,640
Dow, Inc.	27,925	1,376,982
Sherwin-Williams Co.	4,025	1,844,617

		5,882,239

Producer Manufacturing - 8.9%
Boeing Co.	7,575	2,757,376
Eaton Corp., PLC	35,550	2,960,604
Emerson Electric Co.	56,000	3,736,320
Honeywell International, Inc.	21,350	3,727,496
Lockheed Martin Corp.	11,150	4,053,471
Northrop Grumman Corp.	6,100	1,970,971
United Technologies Corp.	25,275	3,290,805

		22,497,043

Retail Trade - 4.9%
CVS Health Corp.	22,100	1,204,229
Home Depot, Inc.	27,100	5,635,987

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Target Corp.	29,975	2,596,135
TJX Cos., Inc.	58,425	3,089,514

		12,525,865

Technology Services - 7.1%
Accenture, PLC	15,700	2,900,889
Alphabet, Inc. - Class A *	1,625	1,759,550
Intuit, Inc.	7,500	1,959,975
Microsoft Corp.	84,275	11,289,479

		17,909,893

Transportation - 2.4%
Delta Air Lines, Inc.	41,050	2,329,588
Union Pacific Corp.	22,125	3,741,559

		6,071,147

Name of Issuer	Quantity	Fair Value ($)

Utilities - 4.1%
CenterPoint Energy, Inc.	159,575	4,568,632
DTE Energy Co.	18,700	2,391,356
NextEra Energy, Inc.	16,875	3,457,012

		10,417,000
Total Common Stocks (cost: $215,467,243)		250,601,715

Short-Term Securities - 1.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	2,690,404	2,690,404
(cost: $2,690,404)
Total Investments in Securities - 99.7% (cost: $218,157,647)		253,292,119
Other Assets and Liabilities, net - 0.3%		640,233

Total Net Assets - 100.0%		$253,932,352

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)

Common Stocks **	250,601,715	—	—	250,601,715
Short-Term Securities	2,690,404	—	—	2,690,404

Total:	253,292,119	—	—	253,292,119

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2019	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Global Dividend Growth Fund Class I shares outperformed the MSCI World Index for the twelve-month period ended June 30, 2019. The Fund’s Class I shares appreciated +9.18% versus a return of +6.33% for the MSCI World Index. Stock selection from both a geographic and industry perspective contributed to the relative outperformance.

Contributing favorably to relative outperformance during the twelve-month period were the Fund’s holdings in the food, beverage & tobacco (Nestle, PepsiCo, Mondelez and Constellation Brands), consumer services (Starbucks and McDonald’s), and utilities (Iberdrola and WEC Energy) industries. Conversely, the materials (DS Smith, DuPont de Nemours, Bayer, LyondellBassell Industries and Dow) and diversified financials (ARELIUS and T. Rowe Price) detracted from absolute and relative performance.

Geographically, all regions with the exception of Asia (ex-Japan) positively contributed to the relative performance. North America was the top contributing region thanks to holdings in Starbucks, Microsoft, Waste Management, Abbott Laboratories and Ingersoll-Rand.

We are generally constructive on global equities given moderate underlying growth prospects and supportive policy. However, elevated relative valuation, lingering macro uncertainty, Fed policy ambiguity, and rising geopolitical risks (i.e., U.S.-China trade deal, Iran, North Korea, etc.) highlight the importance of diversified portfolios focused on quality growth stocks that provide both upside opportunity and downside protection. We continue to balance investments in pro-cyclical growth stocks that provide compelling risk-reward opportunities with more predictable, secular growth stocks based on the likelihood that “end of cycle” fears will result in continued bouts of equity market volatility. While we believe a barbell-approach continues to provide a balanced risk-reward profile, portfolio composition has been shifted toward more stable, visible earnings growth investments. Thus, we reduced exposure to the industrial and transport sectors given fair valuations against a weakening backdrop. We have also reduced our holdings in select technology services stocks that offer less-compelling valuations. Cash levels have also been raised slightly ahead of anticipated volatility into second quarter corporate earnings reports. Finally, we have added to select investments in healthcare and consumer staples and favor exposure to P&C insurance within the financial sector due to an improved pricing environment and attractive valuation.

From a global perspective, we prefer more exposure to the U.S. and Asia (ex-Japan). We are concerned with Europe as we believe weak-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

kening economic data, trade policy uncertainty, Brexit concerns, increased political tensions, and fiscal issues will create continued uncertainty. The main continent is preferred over the United Kingdom. We maintain an underweight stance in Japan. Our caution remains centered on Japan’s muted long-term growth outlook given an aging population and elevated central government indebtedness. Moderating growth, a coming consumption tax hike, and limited monetary easing options warrant further caution in the near term.

The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.54% compared to the 2.44% yield of the MSCI World Index. In periods of low absolute returns, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of this strategy. The Fund continues to be well diversified and emphasizes high quality, dividend paying growth stocks. We believe the Fund is well positioned to outperform in down markets if financial market volatility picks up, as we believe it will throughout the remainder of 2019.

Roger J. Sit            Raymond E. Sit     Tasha M. Murdoff

Kent L. Johnson    Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit Global
	Dividend		MSCI World Index [1]
	Growth Fund
	Class I	Class S
One Year	9.18%	8.98%	6.33%
Five Year	5.52	5.27	6.60
Ten Year	9.43	9.16	10.72
Since Inception	8.53	8.27	8.06
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/19:	$16.34 Per Share
Net Asset Value 6/30/18:	$15.24 Per Share
Total Net Assets:	$30.8 Million
Class S:
Net Asset Value 6/30/19:	$16.33 Per Share
Net Asset Value 6/30/18:	$15.22 Per Share
Total Net Assets:	$3.2 Million

Weighted Average Market Cap:	$197.5 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. JPMorgan Chase & Co.

  3. Verizon Communications, Inc.

  4. Johnson & Johnson

  5. Starbucks Corp.

  6. Nestle SA

  7. Allianz SE, ADR

  8. Apple, Inc.

  9. Union Pacific Corp.

10. PepsiCo, Inc.

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	17

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Global Dividend Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.1%
Asia - 1.0%
Australia - 1.0%
Macquarie Group, Ltd.	3,900	343,317

Europe - 25.0%
Finland - 0.4%
Nokia OYJ, ADR	28,300	141,783

Germany - 5.9%
adidas AG	1,385	427,581
Allianz SE, ADR	35,000	842,800
Aurelius SE & Co. *	5,500	261,169
Siemens AG	4,100	487,657

		2,019,207

Ireland - 2.8%
Accenture, PLC	2,825	521,975
Ingersoll-Rand, PLC	3,275	414,844

		936,819

Netherlands - 2.2%
ING Groep NV, ADR	39,100	452,387
LyondellBasell Industries NV	3,225	277,769

		730,156

Spain - 2.6%
Iberdrola SA	60,400	602,056
Industria de Diseno Textil SA	9,800	294,748

		896,804

Switzerland - 3.4%
Chubb, Ltd.	1,750	257,758
Nestle SA	8,725	903,246

		1,161,004

United Kingdom - 7.7%
AstraZeneca, PLC, ADR	12,800	528,384
BAE Systems, PLC	51,500	324,005
Cineworld Group, PLC	84,475	271,846
Diageo, PLC, ADR	4,025	693,588
DS Smith, PLC	66,175	304,642
RELX, PLC	21,200	512,987

		2,635,452

North America - 70.1%
Canada - 1.9%
Suncor Energy, Inc.	10,275	320,169
TC Energy Corp.	6,300	311,976

		632,145

Name of Issuer	Quantity	Fair Value ($)

United States - 68.2%
3M Co.	2,225	385,682
Abbott Laboratories	8,300	698,030
AbbVie, Inc.	5,300	385,416
Alphabet, Inc. - Class A *	450	487,260
Ameriprise Financial, Inc.	600	87,096
Apple, Inc.	4,000	791,680
Applied Materials, Inc.	8,175	367,139
Arthur J Gallagher & Co.	3,775	330,652
Bank of America Corp.	16,300	472,700
Boeing Co.	600	218,406
Broadcom, Inc.	1,500	431,790
CenterPoint Energy, Inc.	5,100	146,013
Chevron Corp.	4,150	516,426
Conagra Brands, Inc.	11,200	297,024
Constellation Brands, Inc.	1,450	285,563
Corning, Inc.	5,500	182,765
Delta Air Lines, Inc.	8,250	468,187
Domtar Corp.	3,500	155,855
Dow, Inc.	3,133	154,488
DuPont de Nemours, Inc.	3,133	235,194
Goldman Sachs Group, Inc.	1,400	286,440
Home Depot, Inc.	3,000	623,910
Honeywell International, Inc.	3,200	558,688
Intel Corp.	8,625	412,879
Johnson & Johnson	6,925	964,514
JPMorgan Chase & Co.	9,650	1,078,870
Lockheed Martin Corp.	1,565	568,940
Marathon Petroleum Corp.	7,950	444,246
McDonald’s Corp.	1,525	316,681
Microsoft Corp.	14,400	1,929,024
Mondelez International, Inc.	7,100	382,690
Parker-Hannifin Corp.	1,050	178,510
PepsiCo, Inc.	5,775	757,276
Pfizer, Inc.	16,500	714,780
Prudential Financial, Inc.	3,725	376,225
Rockwell Automation, Inc.	1,825	298,990
Scotts Miracle-Gro Co.	3,225	317,662
Sherwin-Williams Co.	800	366,632
Starbucks Corp.	11,050	926,322
T Rowe Price Group, Inc.	4,800	526,608
Union Pacific Corp.	4,600	777,906
United Technologies Corp.	3,375	439,425
UnitedHealth Group, Inc.	675	164,707
US Bancorp	9,475	496,490
Verizon Communications, Inc.	17,400	994,062
Waste Management, Inc.	5,900	680,683
WEC Energy Group, Inc.	6,775	564,832

		23,245,358

Total Common Stocks (cost: $24,661,717)		32,742,045

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 3.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	1,243,855	1,243,855
(cost: $1,243,855)
Total Investments in Securities - 99.8% (cost: $25,905,572)		33,985,900
Other Assets and Liabilities, net - 0.2%		77,399

Total Net Assets - 100.0%		$34,063,299

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Australia	343,317	—	—	343,317
Canada	632,145	—	—	632,145
Finland	141,783	—	—	141,783
Germany	2,019,207	—	—	2,019,207
Ireland	936,819	—	—	936,819
Netherlands	730,156	—	—	730,156
Spain	896,804	—	—	896,804
Switzerland	1,161,004	—	—	1,161,004
United Kingdom	2,635,452	—	—	2,635,452
United States	23,245,358	—	—	23,245,358
Short-Term Securities	1,243,855	—	—	1,243,855

Total:	33,985,900	—	—	33,985,900

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2019	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +10.54%, compared to the +11.56% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +10.42%.

Despite significant volatility, U.S. stocks posted solid gains over the past twelve months. While there has been some deceleration in economic activity in 2019, we believe the U.S. economy is in solid shape. Moreover, muted inflation has contributed to a precipitous decline in interest rates, with the Federal Reserve likely to cut short-term rates in the near term. While stocks have moved sharply higher following the sell-off at the end of 2018, we do not view valuations as excessive, particularly relative to the level of interest rates. Overall, this is an excellent backdrop for growth companies that can generate earnings growth even in a more challenging macro environment. In terms of strategy, we continue to believe market leadership of the technology sector will persist, as growth drivers (e.g., cloud computing, e-commerce, software artificial intelligence) remain firmly in place. The retail and consumer services sectors also have heavy weightings in the Fund, as the U.S. consumer’s balance sheets and incomes are solid, supporting strong growth for well-positioned companies.

Absolute performance in the Fund was strong over the past twelve months; however, it lagged its relative benchmark due mainly to stock selection in the technology services and finance sectors as well as an overweight position in the energy minerals sector, which was hurt by declining oil prices and souring investor sentiment. Not owning or being underweight high growth technology companies, like Facebook, Xilinx and Advanced Micro Devices, also detracted from relative performance. Conversely, stock selection in the consumer non-durables, consumer services and health technology sectors helped to boost the Fund’s performance. Here, positions in Starbucks (+75%), Thermo Fisher Scientific (+42%), and Visa (+32%) helped to enhance returns. Additionally, avoiding some of the weakest-performing

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

health technology stocks, like Biogen and Bristol-Meyers Squib, as well as not owning any stocks in the lagging process industries sector added to relative performance.

We continue to be optimistic on the outlook for companies held in the Fund, and we appreciate shareholders’ continued interest.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit Large Cap Growth Fund	Russell 1000® Growth Index 1	Russell 1000® Index 2
One Year	10.54%	11.56%	10.02%
Five Year	11.42	13.39	10.45
Ten Year	13.18	16.28	14.77
Since Inception [3] (9/2/82)	10.21	11.44	11.79

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/19:	$42.53	Per Share
Net Asset Value 6/30/18:	$42.40	Per Share
Total Net Assets:	$116.6	Million
Weighted Average Market Cap:	$306.0	Billion

TOP 10 HOLDINGS

1. Microsoft	Corp.
2. Apple,	Inc.
3. Alphabet,	Inc.
4. Amazon.com,	Inc.
5. Visa,	Inc.
6. UnitedHealth	Group, Inc.
7. Facebook,	Inc.
8. Adobe,	Inc.
9. salesforce.com,	Inc.
10. Home	Depot, Inc.

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	21

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.3%
Communications - 1.0%
Verizon Communications, Inc.	20,925	1,195,445

Consumer Durables - 0.5%
YETI Holdings, Inc. *	21,325	617,359

Consumer Non-Durables - 6.3%
Conagra Brands, Inc.	31,050	823,446
Constellation Brands, Inc.	7,425	1,462,280
Estee Lauder Cos., Inc. - Class A	13,075	2,394,163
PepsiCo, Inc.	15,700	2,058,741
VF Corp.	7,300	637,655

		7,376,285

Consumer Services - 8.3%
Marriott International, Inc.	8,600	1,206,494
McDonald’s Corp.	4,700	976,002
Starbucks Corp.	21,900	1,835,877
Visa, Inc.	27,300	4,737,915
Walt Disney Co.	6,200	865,768

		9,622,056

Electronic Technology - 13.6%
Advanced Micro Devices, Inc. *	9,400	285,478
Apple, Inc.	39,300	7,778,256
Applied Materials, Inc.	40,100	1,800,891
Arista Networks, Inc. *	2,750	713,955
Broadcom, Inc.	7,800	2,245,308
Ciena Corp. *	23,500	966,555
Corning, Inc.	18,250	606,448
Intel Corp.	16,800	804,216
NVIDIA Corp.	3,725	611,757

		15,812,864

Energy Minerals - 1.3%
Chevron Corp.	2,600	323,544
Marathon Petroleum Corp.	15,500	866,140
Pioneer Natural Resources Co.	2,300	353,878

		1,543,562

Finance - 4.8%
Bank of America Corp.	20,400	591,600
Chubb, Ltd.	5,050	743,814
Goldman Sachs Group, Inc.	5,600	1,145,760
JPMorgan Chase & Co.	7,200	804,960
Prudential Financial, Inc.	10,600	1,070,600
T Rowe Price Group, Inc.	11,125	1,220,524

		5,577,258

Health Services - 2.7%
UnitedHealth Group, Inc.	13,000	3,172,130

Name of Issuer	Quantity	Fair Value ($)

Health Technology - 7.5%
AbbVie, Inc.	5,675	412,686
Boston Scientific Corp. *	36,700	1,577,366
Celgene Corp. *	4,325	399,803
Illumina, Inc. *	3,500	1,288,525
Intuitive Surgical, Inc. *	2,600	1,363,830
Johnson & Johnson	11,000	1,532,080
Pfizer, Inc.	13,200	571,824
Thermo Fisher Scientific, Inc.	5,250	1,541,820

		8,687,934

Process Industries - 3.0%
Ecolab, Inc.	8,425	1,663,432
Sherwin-Williams Co.	4,000	1,833,160

		3,496,592

Producer Manufacturing - 7.0%
3M Co.	5,450	944,703
Boeing Co.	3,250	1,183,032
Honeywell International, Inc.	9,925	1,732,806
Ingersoll-Rand, PLC	10,700	1,355,369
Northrop Grumman Corp.	2,700	872,397
Parker-Hannifin Corp.	1,700	289,017
Raytheon Co.	6,300	1,095,444
United Technologies Corp.	4,900	637,980

		8,110,748

Retail Trade - 9.0%
Amazon.com, Inc. *	3,000	5,680,890
Home Depot, Inc.	11,700	2,433,249
TJX Cos., Inc.	26,000	1,374,880
Ulta Beauty, Inc. *	3,000	1,040,670

		10,529,689

Technology Services - 29.1%
Accenture, PLC	11,425	2,110,997
Adobe, Inc. *	9,150	2,696,048
Alphabet, Inc. - Class A *	625	676,750
Alphabet, Inc. - Class C *	5,966	6,448,709
Autodesk, Inc. *	9,800	1,596,420
Booking Holdings, Inc. *	890	1,668,492
Facebook, Inc. *	15,750	3,039,750
Intuit, Inc.	6,600	1,724,778
Microsoft Corp.	62,000	8,305,520
PayPal Holdings, Inc. *	19,300	2,209,078
Red Hat, Inc. *	5,200	976,352
salesforce.com, Inc. *	16,325	2,476,992

		33,929,886

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Transportation - 2.5%
Delta Air Lines, Inc.	18,400	1,044,200
Union Pacific Corp.	11,000	1,860,210

		2,904,410

Utilities - 0.7%
NextEra Energy, Inc.	4,000	819,440

Total Common Stocks (cost: $56,631,884)		113,395,658

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 2.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	3,312,680	3,312,680

(cost: $3,312,680)

Total Investments in Securities - 100.1% (cost: $59,944,564)		116,708,338
Other Assets and Liabilities, net - (0.1%)		(126,898)

Total Net Assets - 100.0%		$116,581,440

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	113,395,658	—	—	113,395,658
Short-Term Securities	3,312,680	—	—	3,312,680
Total:	116,708,338	—	—	116,708,338

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2019	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

The Sit ESG Growth Fund Class I shares outperformed the MSCI World Index for the twelve-month period ended June 30, 2019. The Fund’s Class I shares appreciated +8.30% versus a return of +6.33% for the MSCI World Index. Stock selection, geographic and industry allocation and currency allocation all positively contributed to relative outperformance for the aforementioned period.

Contributing favorably to relative outperformance during the twelve-month period were the Fund’s holdings in the consumer services (Starbucks and Visa), food, beverage & tobacco (Nestle, PepsiCo, and Coca-Cola European Partners), and capital goods (Ingersoll-Rand and Lockhead Martin) industries. Conversely, the pharmaceutical holding of AbbVie, transportation holding of FedEx, and materials holdings (DuPont de Nemours, Bayer, and Dow) detracted from absolute and relative performance.

From a geographic standpoint, the regions of United Kingdom (Coca-Cola European Partners, Astrazeneca and RELX) and North America (Starbucks, Ingersoll-Rand, Ecolab, Microsoft and Boston Scientific) added value due to positive stock selection, and in the case of Japan, being materially underweight the MSCI World Index. However, the underweight in Asia ex-Japan relative to the MSCI World Index and holding cash negatively impacted the Fund.

We are generally constructive on global equities given solid underlying growth prospects and supportive policy. However, elevated relative valuation, lingering macro uncertainty, Fed policy ambiguity, and rising geopolitical risks (i.e., U.S.-China trade deal, Iran, North Korea, etc.) highlight the importance of diversified portfolios focused on quality growth stocks that provide both upside opportunity and downside protection. We continue to balance investments in pro-cyclical growth stocks that provide compelling risk-reward opportunities with more predictable, secular growth stocks based on the likelihood that “end of cycle” fears will result in continued bouts of equity market volatility. While we believe a barbell-approach continues to provide a balanced risk-reward profile, portfolio composition has been shifted toward more stable, visible earnings growth investments. Thus, we reduced exposure to the industrial and transport sectors given fair valuations against a weakening backdrop. We have also reduced our holdings in select technology services stocks that offer less-compelling valuations. Cash levels have also been raised slightly ahead of anticipated volatility into second quarter corporate earnings reports. Finally, we have added to select investments in healthcare and consumer staples and favor exposure to P&C insurance within the financial sector due to an improved pricing environment and attractive valuation.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

From a global perspective, we prefer more exposure to the U.S. and Asia (ex-Japan). We are concerned with Europe as we believe weakening economic data, trade policy uncertainty, Brexit concerns, increased political tensions, and fiscal issues will create continued uncertainty. The main continent is preferred over the United Kingdom. We maintain an underweight stance in Japan. Our caution remains centered on Japan’s muted long-term growth outlook given an aging population and elevated central government indebtedness. Moderating growth, a coming consumption tax hike, and limited monetary easing options warrant further caution in the near term.

The focus of the Sit ESG Fund is to invest at least 80% of the assets in companies that have strong ESG (environmental, social and corporate governance) practices. We remain positive about the long-term outlook for companies held in the Fund based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.

24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit ESG		MSCI World Index 1
	Growth Fund
	Class I	Class S
One Year	8.30%	8.01%	6.33%
Since Inception (6/30/16)	10.65	10.37	11.77

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/19:	$13.21	Per Share
Net Asset Value 6/30/18:	$12.37	Per Share
Total Net Assets:	$3.4	Million
Class S:
Net Asset Value 6/30/19:	$13.16	Per Share
Net Asset Value 6/30/18:	$12.34	Per Share
Total Net Assets:	$2.9	Million
Weighted Average Market Cap:	$196.8	Billion

TOP 10 HOLDINGS

1. Microsoft	Corp.

2. Allianz	SE, ADR

3. Starbucks	Corp.

  4. Ingersoll-Rand, PLC

5. JPMorgan	Chase & Co.

6. Verizon	Communications, Inc.

7. Nestle	SA, ADR

8. Apple,	Inc.

9. Home	Depot, Inc.

10. Ecolab,	Inc.

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	25

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.4%
Asia - 0.7%
Japan - 0.7%
Sony Corp., ADR	800	41,912

Europe - 26.8%
Germany - 6.8%
adidas AG, ADR	550	84,816
Allianz SE, ADR	9,900	238,392
Siemens AG, ADR	1,725	102,914

		426,122

Ireland - 4.6%
Accenture, PLC	450	83,146
Ingersoll-Rand, PLC	1,625	205,839

		288,985

Netherlands - 2.2%
ING Groep NV, ADR	12,075	139,708

Spain - 3.1%
Iberdrola SA, ADR	2,950	117,100
Industria de Diseno Textil SA	2,575	77,446

		194,546

Switzerland - 2.5%
Nestle SA, ADR	1,550	160,270

United Kingdom - 7.6%
AstraZeneca, PLC, ADR	1,575	65,016
Coca-Cola European Partners, PLC	2,100	118,650
Diageo, PLC, ADR	700	120,624
RELX, PLC, ADR	4,700	114,727
Royal Dutch Shell, PLC, ADR - Class B	875	57,522

		476,539

North America - 66.9%
Canada - 2.1%
Suncor Energy, Inc.	4,100	127,756

United States - 64.8%
3M Co.	600	104,004
AbbVie, Inc.	1,450	105,444
Adobe, Inc. *	500	147,325
Allstate Corp.	525	53,387
Alphabet, Inc. - Class A *	125	135,350
Apple, Inc.	800	158,336
Baxter International, Inc.	850	69,615
Boston Scientific Corp. *	3,000	128,940
ConocoPhillips	1,250	76,250
Corning, Inc.	975	32,399
Delta Air Lines, Inc.	1,500	85,125
Dow, Inc.	566	27,909
DuPont de Nemours, Inc.	566	42,490
Ecolab, Inc.	775	153,016
Facebook, Inc. *	320	61,760

Name of Issuer	Quantity	Fair Value ($)

FedEx Corp.	250	41,048
Goldman Sachs Group, Inc.	600	122,760
Home Depot, Inc.	745	154,938
Intel Corp.	3,050	146,004
Johnson &Johnson	975	135,798
JPMorgan Chase & Co.	1,725	192,855
Lockheed Martin Corp.	185	67,255
Marriott International, Inc.	850	119,247
Microsoft Corp.	2,000	267,920
NIKE, Inc.	700	58,765
PepsiCo, Inc.	875	114,739
Pfizer, Inc.	3,375	146,205
Prudential Financial, Inc.	1,100	111,100
Rockwell Automation, Inc.	350	57,341
salesforce.com, Inc. *	400	60,692
Starbucks Corp.	2,750	230,532
T Rowe Price Group, Inc.	1,175	128,909
TJX Cos., Inc.	1,380	72,974
UnitedHealth Group, Inc.	500	122,005
Verizon Communications, Inc.	3,300	188,529
Visa, Inc.	875	151,856

		4,072,822

Total Common Stocks (cost: $4,460,670)		5,928,660

Short-Term Securities - 5.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	351,847	351,847

(cost: $351,847)

Total Investments in Securities - 100.0% (cost: $4,812,517)		6,280,507
Other Assets and Liabilities, net - 0.0%		1,607

Total Net Assets - 100.0%		$6,282,114

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Canada	127,756	—	—	127,756
Germany	426,122	—	—	426,122
Ireland	288,985	—	—	288,985
Japan	41,912	—	—	41,912
Netherlands	139,708	—	—	139,708
Spain	194,546	—	—	194,546
Switzerland	160,270	—	—	160,270
United Kingdom	476,539	—	—	476,539
United States	4,072,822	—	—	4,072,822
Short-Term Securities	351,847	—	—	351,847

Total:	6,280,507	—	—	6,280,507

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period

See accompanying notes to financial statements.

JUNE 30, 2019	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $365 million to $82 billion during the 12-month period ended June 30, 2019.

The Sit Mid Cap Growth Fund’s twelve-month return was +11.76%, compared to +13.94% for the Russell Midcap® Growth Index. The Russell Midcap® Index advanced +7.83% during the period.

Mid cap stocks posted solid gains over the past year, even as the weakening economic growth backdrop has become less supportive for corporate earnings. We believe that investor sentiment has been buoyed by lower interest rates, including a likely Federal Reserve interest rate cut, providing a “Goldilocks” environment for stocks that has boosted share prices. While markets, in general, can continue to grind higher from current lofty levels, we believe that companies generating above-average earnings growth will outperform. In this regard, many technology companies are highly attractive, given a multitude of growth drivers (e.g., cloud computing, e-commerce, artificial AI). Additionally, a combination of the aging population and innovation are resulting in strong growth in the health technology sector. And, while financial stocks have lagged as the yield curve has flattened, we see very positive risk/reward in areas relatively immune to low rates, including life insurers, property/casualty companies, and asset managers. Conversely, the Fund has minimal allocations to several low-growth sectors, such as non-energy minerals, energy minerals and utilities. Regardless of sector, quality remains the overriding theme, with particular emphases on free cash flow generation, balance sheet strength and earnings visibility.

Although the Fund posted positive absolute returns, it lagged the Russell Midcap® Growth Index, due to a combination of stock selection and sector positioning. Underperformance can be largely attributed to both stock selection and overweighting the finance sector, as well as stock selection in the electronic technology, retail trade and technology services sectors. Good stock selection in the producer manufacturing, process industries and industrial services sectors were key offsets, in addition to an overweight position in the consumer non-durables sector. Some notable positive stock selections were Atlassian (+109%), Euronet Worldwide (+101%), and Ulta Beauty (+49%). Conversely, the Fund’s positions in Electronic Arts

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

(-34%), Skyworks Solutions (-18%), Marathon Petroleum (-18%) and Camping World (-52%) detracted from performance.

Even after strong performance in recent quarters, we believe that valuations for holdings within the Fund remain attractive relative to both near- and longer-term growth prospects, and that our long-term investment approach will reward our shareholders.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

28	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index 1	Russell Midcap® Index 2
One Year	11.76%	13.94%	7.83%
Five Year	7.44	11.10	8.63
Ten Year	12.63	16.02	15.16
Since Inception (9/2/82)	11.47	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/19:	$18.84	Per Share
Net Asset Value 6/30/18:	$18.96	Per Share
Total Net Assets:	$169.1	Million
Weighted Average Market Cap:	$23.7	Billion

TOP 10 HOLDINGS

1.	Euronet Worldwide, Inc.

2.	Ulta Beauty, Inc.

3.	Arista Networks, Inc.

4.	TJX Cos., Inc.

5.	Ingersoll-Rand, PLC

6.	Waste Connections, Inc.

7.	Thermo Fisher Scientific, Inc.

8.	Booking Holdings, Inc.

9.	PTC, Inc.

10.	Broadcom, Inc.

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	29

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.1%
Commercial Services - 3.2%
Booz Allen Hamilton Holding Corp.	48,200	3,191,322
Brink’s Co.	26,625	2,161,417

		5,352,739

Consumer Durables - 1.6%
YETI Holdings, Inc. *	91,500	2,648,925

Consumer Non-Durables - 1.8%
Coca-Cola European Partners, PLC	40,700	2,299,550
VF Corp.	8,900	777,415

		3,076,965

Consumer Services - 7.3%
Cinemark Holdings, Inc.	24,100	870,010
Dunkin’ Brands Group, Inc.	21,600	1,720,656
Grand Canyon Education, Inc. *	11,200	1,310,624
Marriott International, Inc.	12,400	1,739,596
Nexstar Media Group, Inc.	11,600	1,171,600
Service Corp. International	55,500	2,596,290
Strategic Education, Inc.	10,400	1,851,200
Vail Resorts, Inc.	4,600	1,026,628

		12,286,604

Electronic Technology - 11.5%
Advanced Micro Devices, Inc. *	55,300	1,679,461
Applied Materials, Inc.	64,400	2,892,204
Arista Networks, Inc. *	17,900	4,647,198
Broadcom, Inc.	11,100	3,195,246
Cabot Microelectronics Corp.	10,825	1,191,616
Ciena Corp. *	33,800	1,390,194
Garmin, Ltd.	26,500	2,114,700
Monolithic Power Systems, Inc.	3,000	407,340
Skyworks Solutions, Inc.	26,250	2,028,338

		19,546,297

Energy Minerals - 1.3%
Marathon Petroleum Corp.	39,010	2,179,879

Finance - 9.2%
Ameriprise Financial, Inc.	7,800	1,132,248
Arthur J Gallagher & Co.	18,900	1,655,451
Axis Capital Holdings, Ltd.	20,500	1,222,825
Carlyle Group LP	96,800	2,188,648
First Republic Bank	16,550	1,616,108
Intercontinental Exchange, Inc.	28,500	2,449,290
Legg Mason, Inc.	35,900	1,374,252
Lincoln National Corp.	15,300	986,085
SVB Financial Group *	7,750	1,740,572
T Rowe Price Group, Inc.	11,800	1,294,578

		15,660,057

Name of Issuer	Quantity	Fair Value ($)

Health Services - 1.2%
Encompass Health Corp.	24,100	1,526,976
Teladoc Health, Inc. *	8,500	564,485

		2,091,461

Health Technology - 10.0%
Align Technology, Inc. *	8,900	2,435,930
Cronos Group, Inc. *	52,500	838,950
DexCom, Inc. *	14,500	2,172,680
Edwards Lifesciences Corp. *	5,500	1,016,070
Exact Sciences Corp. *	13,000	1,534,520
Insulet Corp. *	21,850	2,608,453
Jazz Pharmaceuticals, PLC *	5,700	812,592
Sarepta Therapeutics, Inc. *	12,875	1,956,356
Thermo Fisher Scientific, Inc.	12,150	3,568,212

		16,943,763

Industrial Services - 3.4%
Jacobs Engineering Group, Inc.	23,900	2,016,921
Waste Connections, Inc.	38,950	3,722,841

		5,739,762

Non-Energy Minerals - 1.1%
Trex Co., Inc. *	25,100	1,799,670

Process Industries - 3.9%
Canopy Growth Corp. *	20,000	806,200
Ecolab, Inc.	15,500	3,060,320
Scotts Miracle-Gro Co.	27,600	2,718,600

		6,585,120

Producer Manufacturing - 7.4%
AMETEK, Inc.	24,000	2,180,160
Anixter International, Inc. *	8,886	530,583
Carlisle Cos., Inc.	13,300	1,867,453
Hubbell, Inc.	16,000	2,086,400
Ingersoll-Rand, PLC	31,700	4,015,439
Parker-Hannifin Corp.	2,900	493,029
Rockwell Automation, Inc.	8,000	1,310,640

		12,483,704

Retail Trade - 5.6%
TJX Cos., Inc.	85,800	4,537,104
Ulta Beauty, Inc. *	14,100	4,891,149

		9,428,253

Technology Services - 22.7%
Altair Engineering, Inc. *	45,600	1,841,784
ANSYS, Inc. *	13,000	2,662,660
Aspen Technology, Inc. *	19,900	2,473,172
Atlassian Corp., PLC *	19,800	2,590,632
Autodesk, Inc. *	17,900	2,915,910
Booking Holdings, Inc. *	1,900	3,561,949
Citrix Systems, Inc. *	7,900	775,306
Euronet Worldwide, Inc. *	29,575	4,975,698

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

GoDaddy, Inc. *	14,600	1,024,190
Guidewire Software, Inc. *	19,300	1,956,634
HubSpot, Inc. *	10,300	1,756,356
PTC, Inc. *	39,600	3,554,496
Qualys, Inc. *	17,050	1,484,714
Red Hat, Inc. *	11,200	2,102,912
Science Applications International Corp.	25,100	2,172,656
Splunk, Inc. *	20,900	2,628,175

		38,477,244
Transportation - 1.5%
Alaska Air Group, Inc.	26,400	1,687,224
Knight-Swift Transportation Holdings, Inc.	27,300	896,532

		2,583,756

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.4%
WEC Energy Group, Inc.	27,800	2,317,686

Total Common Stocks (cost: $86,959,349)		159,201,885

Short-Term Securities - 6.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	10,640,972	10,640,972
(cost: $10,640,972)
Total Investments in Securities - 100.4% (cost: $97,600,321)		169,842,857
Other Assets and Liabilities, net - (0.4%)		(744,148)

Total Net Assets - 100.0%		$169,098,709

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	159,201,885	—	—	159,201,885
Short-Term Securities	10,640,972	—	—	10,640,972

Total:	169,842,857	—	—	169,842,857

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2019	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.3 billion as of June 30, 2019). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a -0.54% return over the last twelve months, compared to the -3.31% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.45% as of 6/30/19, compared to 1.38% for the Russell 2000® Index.

Small capitalization stocks struggled to gain ground over the past twelve months, although the sharp decline in the fourth quarter of 2018 accounted for most of the weakness. Volatile interest rates, heightened trade tensions and slower economic growth contributed to “risk-off ” sentiment in the markets, which tends to take a toll particularly on sentiment for small cap stocks. We believe a “lower risk” strategy is prudent within a small cap universe that is currently showing signs of speculation. As of 6/30/19, we estimate that a near record 20% of the Russell 2000 Index capitalization was comprised of companies with negative earnings, with an additional 28% carrying (trailing) P/E ratios exceeding 30x. Fortunately, for dividend investors, we believe there are ample opportunities in attractively valued, dividend-paying small company growth stocks in a wide variety of industries. Financial stocks continue to both raise dividends and repurchase shares at valuations below market averages, even below book value in some cases. A de-escalation in trade tensions should boost both producer manufacturing and electronic technology shares, particularly attractively valued semiconductor companies. Lastly, many consumer services companies are posting solid growth, as the U.S. consumer’s balance sheet and income are strong, supporting strong growth for well-positioned companies. These four sectors are the most heavily weighted in the Fund. Regardless of sector, we remain focused on quality, with management teams committed to growing dividends over the longer term. We are encouraged by the significant dividend boosts for companies held in the Fund, as 61 out of 79 companies increased their dividend in the past twelve months, with an average increase of +8%.

The Fund outperformed the Russell 2000® Index over the past twelve months. The main driver of outperformance in the Fund was stock selection in the health technology, consumer services and industrial services sectors. Standout performers here were Steris(+43%), KBR(+42%) and Nextstar Media (+40%). Allocations in the energy minerals,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

retail trade and consumer non-durables sectors also enhanced returns. The main detractor to returns during this period was the Fund’s underallocation to the technology services sector, which contains mainly non-dividend paying stocks. Additionally, adverse stock selection in the financial sector, including East West Bancorp and Kingstone Companies, weighed on returns.

We believe the Fund offers an attractive option for investors to gain exposure to small cap stocks in a relatively conservative manner, and we appreciate investors’ continued interest.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit Small Cap Dividend Growth Fund		Russell 2000® Index [1]
	Class I	Class S
One Year	-0.54%	-0.80%	-3.31%
Since Inception (3/31/15)	5.60	5.33	6.87

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/19:	$11.89	Per Share
Net Asset Value 6/30/18:	$12.27	Per Share
Total Net Assets:	$12.6	Million
Class S:
Net Asset Value 6/30/19:	$11.88	Per Share
Net Asset Value 6/30/18:	$12.26	Per Share
Total Net Assets:	$4.0	Million

Weighted Average Market Cap:	$4.7	Billion

TOP 10 HOLDINGS

  1. Strategic Education, Inc.

  2. Booz Allen Hamilton Holding Corp.

  3. MKS Instruments, Inc.

  4. Monolithic Power Systems, Inc.

  5. Axis Capital Holdings, Ltd.

  6. Encompass Health Corp.

  7. Scotts Miracle-Gro Co.

  8. Cabot Microelectronics Corp.

  9. Wintrust Financial Corp.

10. Service Corp. International

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	33

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 93.7%
Commercial Services - 6.3%
Booz Allen Hamilton Holding Corp.	6,075	402,226
Brink’s Co.	3,400	276,012
Deluxe Corp.	2,700	109,782
Herman Miller, Inc.	5,700	254,790

		1,042,810

Communications - 1.0%
Shenandoah Telecommunications Co.	4,100	157,932

Consumer Durables - 3.1%
Acushnet Holdings Corp.	8,200	215,332
BRP, Inc.	2,775	99,428
National Presto Industries, Inc.	750	69,968
Thor Industries, Inc.	2,300	134,435

		519,163

Consumer Non-Durables - 1.2%
Sensient Technologies Corp.	2,800	205,744

Consumer Services - 8.6%
Dunkin’ Brands Group, Inc.	2,625	209,108
Nexstar Media Group, Inc.	2,850	287,850
Service Corp. International	6,250	292,375
Strategic Education, Inc.	2,290	407,620
Vail Resorts, Inc.	1,000	223,180

		1,420,133

Electronic Technology - 6.8%
Cabot Microelectronics Corp.	2,700	297,216
MKS Instruments, Inc.	4,600	358,294
Monolithic Power Systems, Inc.	2,575	349,634
Power Integrations, Inc.	1,400	112,252

		1,117,396

Energy Minerals - 2.0%
Delek US Holdings, Inc.	5,300	214,756
Vermilion Energy, Inc.	5,625	122,231

		336,987

Finance - 27.6%
American Equity Investment Life Holding Co.	5,250	142,590
American National Insurance Co.	1,200	139,764
Axis Capital Holdings, Ltd.	5,250	313,163
Carlyle Group LP	10,525	237,970
CubeSmart	6,100	203,984
Donegal Group, Inc.	5,900	90,093
East West Bancorp, Inc.	4,800	224,496
Evercore Partners, Inc.	2,400	212,568
Great Western Bancorp, Inc.	3,200	114,304
Hanover Insurance Group, Inc.	1,075	137,922
HCI Group, Inc.	4,400	178,068
Hercules Capital, Inc.	13,100	167,942
Legg Mason, Inc.	6,300	241,164

Name of Issuer	Quantity	Fair Value ($)

Macquarie Infrastructure Corp.	4,150	168,241
Old National Bancorp	9,550	158,434
PacWest Bancorp	4,100	159,203
People’s United Financial, Inc.	16,325	273,934
Physicians Realty Trust	13,300	231,952
Piper Jaffray Cos	2,875	213,526
QTS Realty Trust, Inc.	4,350	200,883
Stifel Financial Corp.	4,000	236,240
STORE Capital Corp.	6,600	219,054
Wintrust Financial Corp.	4,000	292,640

		4,558,135

Health Services - 2.2%
Encompass Health Corp.	4,750	300,960
Healthcare Services Group, Inc.	2,025	61,398

		362,358

Health Technology - 3.7%
PerkinElmer, Inc.	1,675	161,370
STERIS, PLC	1,900	282,872
Teleflex, Inc.	525	173,854

		618,096

Industrial Services - 2.7%
EMCOR Group, Inc.	2,000	176,200
KBR, Inc.	10,775	268,728

		444,928

Non-Energy Minerals - 0.9%
Commercial Metals Co.	3,950	70,508
PotlatchDeltic Corp.	2,135	83,222

		153,730

Process Industries - 6.4%
Apogee Enterprises, Inc.	2,325	100,998
Avery Dennison Corp.	1,900	219,792
Domtar Corp.	3,575	159,195
Huntsman Corp.	4,650	95,046
Neenah, Inc.	1,550	104,702
Orion Engineered Carbons SA	3,925	84,034
Scotts Miracle-Gro Co.	3,025	297,962

		1,061,729

Producer Manufacturing - 10.5%
Applied Industrial Technologies, Inc.	3,100	190,743
Carlisle Cos, Inc.	1,300	182,533
Crane Co.	2,675	223,202
Hubbell, Inc.	2,100	273,840
Lincoln Electric Holdings, Inc.	2,500	205,800
MSA Safety, Inc.	2,700	284,553
Oshkosh Corp.	2,400	200,376
Watsco, Inc.	1,050	171,706

		1,732,753

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Retail Trade - 1.7%
Camping World Holdings, Inc.	9,600	119,232
Casey’s General Stores, Inc.	1,000	155,990

		275,222
Technology Services - 2.7%
ManTech International Corp.	2,700	177,795

Science Applications International Corp.	3,075	266,172

		443,967

Transportation - 2.3%
Alaska Air Group, Inc.	3,100	198,121
Knight-Swift Transportation Holdings, Inc.	5,675	186,367

		384,488

Name of Issuer	Quantity	Fair Value ($)

Utilities - 4.0%
Black Hills Corp.	2,000	156,340
Covanta Holding Corp.	13,400	239,994
New Jersey Resources Corp.	3,175	158,020
Spire, Inc.	1,375	115,390

		669,744

Total Common Stocks (cost: $13,084,177)		15,505,315
Investment Companies - 1.2%
Tortoise Energy Infrastructure Corp.	8,625	194,494
(cost: $241,537)
Short-Term Securities - 5.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	824,814	824,814
(cost: $824,814)
Total Investments in Securities - 99.9% (cost: $14,150,528)		16,524,623
Other Assets and Liabilities, net - 0.1%		14,482

Total Net Assets - 100.0%		$16,539,105

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	15,505,315	—	—	15,505,315
Investment Companies	194,494	—	—	194,494
Short-Term Securities	824,814	—	—	824,814

Total:	16,524,623	—	—	16,524,623

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2019	35

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.3 billion as of June 30, 2019).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund return was +6.45% over the past twelve months. This compares to the return of -0.49% for the Russell 2000® Growth Index and -3.31% for the Russell 2000® Index.

Small stocks struggled to gain ground over the past year, as investors became increasingly risk averse in a backdrop of slowing growth and geopolitical risks, including fears over an expanding trade war. With the current economic expansion officially now the longest on record at 121 months in length, we recognize that any slowdown in growth is bound to stoke recession fears. However, we believe that the economy remains in reasonable shape and that the expansion has more room to run based on the residual benefits from tax cuts, deregulation, easing financial conditions and healthy consumers. Importantly, relative to large firms, smaller companies have more exposure to the U.S. economy and less exposure to the key risks currently impacting equity markets, including weaker overseas economies and declines in global trade.

The two most heavily weighted sectors in the Fund are technology services and health technology, as we believe investors will continue to seek out groups with secular, differentiated growth in the prevailing moderate growth economic environment. We also continue to maintain a significant allocation to the producer manufacturing and electronic technology sectors, as further progress in resolving U.S.-China trade tensions will likely boost investor sentiment. Underweighted sectors include communications, transportation and non-energy minerals, largely due to the absence of growth companies within these sectors.

Strong outperformance in the Fund over this period can be attributed to its overweight allocation to the technology services sector, in addition to strong stock selection in this group combined with favorable stock selection in the health technology and industrial services sectors. Overweight positions in the non-energy minerals and electronic technology sectors were also contributors to positive relative performance. In terms of stocks, the Fund’s positions in Paycom Software (+129%), Euronet Worldwide (+101%), Exact Sciences

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

(+97%) and Globant (+76%) were substantial contributors to outperformance over the past twelve months. Conversely, stock selection in the health services, finance and transportation sectors detracted from performance. The most significant laggards over the period included T2 Biosystems (-79%), Rayonier Advanced Materials (-54%) and Camping World (-52%).

Our research staff remains highly focused on identifying companies that will deliver consistent, long-term earnings growth. We continue to appreciate shareholders’ interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

36	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]

One Year	6.45%	-0.49%	-3.31%

Five Year	5.77	8.63	7.06

Ten Year	12.12	14.41	13.45

Since Inception (7/1/94)	10.06	8.20	9.23

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/19:	$55.46	Per Share
Net Asset Value 6/30/18:	$57.18	Per Share
Total Net Assets:	$99.6	Million
Weighted Average Market Cap:	$8.1	Billion

TOP 10 HOLDINGS

  1. Euronet Worldwide, Inc.

  2. Paycom Software, Inc.

  3. Booz Allen Hamilton Holding Corp.

  4. Waste Connections, Inc.

  5. Sarepta Therapeutics, Inc.

  6. Arista Networks, Inc.

  7. Take-Two Interactive Software, Inc.

  8. Exact Sciences Corp.

  9. Aspen Technology, Inc.

10. Globant SA

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	37

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 93.4%
Commercial Services - 5.1%
ASGN, Inc. *	25,100	1,521,060
Booz Allen Hamilton Holding Corp.	34,700	2,297,487
Brink’s Co.	16,000	1,298,880

		5,117,427

Communications - 0.6%
Shenandoah Telecommunications Co.	16,100	620,172

Consumer Durables - 5.8%
Acushnet Holdings Corp.	38,400	1,008,384
BRP, Inc.	16,550	592,986
Take-Two Interactive Software, Inc. *	17,100	1,941,363
Thor Industries, Inc.	11,200	654,640
YETI Holdings, Inc. *	53,700	1,554,615

		5,751,988

Consumer Services - 9.0%
Adtalem Global Education, Inc. *	12,725	573,261
Cinemark Holdings, Inc.	25,200	909,720
Dunkin’ Brands Group, Inc.	12,800	1,019,648
Grand Canyon Education, Inc. *	10,500	1,228,710
Nexstar Media Group, Inc.	13,775	1,391,275
Service Corp. International	28,600	1,337,908
Strategic Education, Inc.	6,803	1,210,934
Vail Resorts, Inc.	5,600	1,249,808

		8,921,264

Electronic Technology - 8.8%
Arista Networks, Inc. *	7,800	2,025,036
Cabot Microelectronics Corp.	7,475	822,848
Ciena Corp. *	20,150	828,770
Cray, Inc. *	41,700	1,451,994
MKS Instruments, Inc.	15,750	1,226,768
Monolithic Power Systems, Inc.	10,200	1,384,956
Skyworks Solutions, Inc.	13,200	1,019,964

		8,760,336

Energy Minerals - 1.5%
Delek US Holdings, Inc.	21,300	863,076
Marathon Petroleum Corp.	11,926	666,425

		1,529,501

Finance - 4.8%
Axis Capital Holdings, Ltd.	12,500	745,625
CubeSmart	7,400	247,456
First Republic Bank	6,400	624,960
Legg Mason, Inc.	31,800	1,217,304
Physicians Realty Trust	30,500	531,920
SVB Financial Group *	4,575	1,027,499
Wintrust Financial Corp.	5,700	417,012

		4,811,776

Name of Issuer	Quantity	Fair Value ($)

Health Services - 2.2%
Encompass Health Corp.	14,600	925,056
Healthcare Services Group, Inc.	11,190	339,281
Teladoc Health, Inc. *	14,100	936,381

		2,200,718

Health Technology - 14.3%
Align Technology, Inc. *	4,650	1,272,705
Bio-Techne Corp.	5,400	1,125,846
Catalent, Inc. *	12,350	669,494
Cronos Group, Inc. *	31,200	498,576
Exact Sciences Corp. *	15,700	1,853,228
Insulet Corp. *	10,100	1,205,738
iRhythm Technologies, Inc. *	11,900	941,052
Kindred Biosciences, Inc. *	83,275	693,681
PerkinElmer, Inc.	8,400	809,256
Sarepta Therapeutics, Inc. *	13,400	2,036,130
STERIS, PLC	10,200	1,518,576
Supernus Pharmaceuticals, Inc. *	17,100	565,839
Wright Medical Group NV *	35,900	1,070,538

		14,260,659

Industrial Services - 6.2%
Advanced Disposal Services, Inc. *	48,100	1,534,871
EMCOR Group, Inc.	15,800	1,391,980
KBR, Inc.	43,500	1,084,890
Waste Connections, Inc.	23,100	2,207,898

		6,219,639

Non-Energy Minerals - 1.4%
Trex Co., Inc. *	18,700	1,340,790

Process Industries - 2.4%
Domtar Corp.	15,800	703,574
Scotts Miracle-Gro Co.	16,800	1,654,800

		2,358,374

Producer Manufacturing - 8.3%
Anixter International, Inc. *	5,100	304,521
Crane Co.	13,600	1,134,784
Hubbell, Inc.	10,000	1,304,000
IDEX Corp.	8,100	1,394,334
Lincoln Electric Holdings, Inc.	9,600	790,272
MSA Safety, Inc.	12,700	1,338,453
Oshkosh Corp.	13,800	1,152,162
Watsco, Inc.	5,050	825,826

		8,244,352

Retail Trade - 2.3%
Casey’s General Stores, Inc.	4,300	670,757
Ulta Beauty, Inc. *	4,650	1,613,038

		2,283,795

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Technology Services - 18.4%
Altair Engineering, Inc. *	26,283	1,061,570
ANSYS, Inc. *	4,900	1,003,618
Aspen Technology, Inc. *	14,500	1,802,060
Euronet Worldwide, Inc. *	16,600	2,792,784
Globant SA *	17,750	1,793,638
GoDaddy, Inc. *	15,025	1,054,004
Guidewire Software, Inc. *	11,700	1,186,146
HubSpot, Inc. *	9,450	1,611,414
Paycom Software, Inc. *	10,150	2,301,208
PTC, Inc. *	17,600	1,579,776
Qualys, Inc. *	10,050	875,154
Science Applications International Corp.	14,800	1,281,088

		18,342,460

Transportation - 0.7%
Alaska Air Group, Inc.	11,500	734,965

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.6%
Covanta Holding Corp.	24,600	440,586
Fortis, Inc.	12,107	477,863
Spire, Inc.	7,525	631,498

		1,549,947

Total Common Stocks
(cost: $56,075,383)		93,048,163

Short-Term Securities - 6.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	6,781,210	6,781,210

(cost: $6,781,210)
Total Investments in Securities - 100.2%
(cost: $62,856,593)		99,829,373
Other Assets and Liabilities, net - (0.2%)		(199,758)

Total Net Assets - 100.0%		$99,629,615

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	93,048,163	—	—	93,048,163
Short-Term Securities	6,781,210	—	—	6,781,210

Total:	99,829,373	—	—	99,829,373

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2019	39

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the twelve-month period ended June, 30 2019, the Sit International Growth Fund generated a return of +3.55% versus the MSCI EAFE Index return of +1.08%. Outperformance was notably driven by positive stock selection across a broad range of industries, while exposure to North American stocks also benefited relative performance. Outperformance relative to the benchmark has continued to widen over the last six months, with the Fund gaining +19.54% versus the MSCI EAFE Index’s +14.03%.

In terms of the outlook, the Euro Area continues to suffer the fall-out from trade policy uncertainty and associated dip in global trade, with manufacturing contracting since February per the Markit PMI survey. In contrast, relative strength in the services and construction sectors is underpinned by a virtuous cycle of improving labor conditions and resilient domestic demand. While growth is further supported by a combination of favorable fiscal and monetary policies, elevated trade-, Italy-and Brexit-related uncertainties imply down-side risk to our below-trendline 2019 real GDP forecast of +1.2%. With Boris Johnson becoming the UK’s next prime minister, there is now a greater probability of a no-agreement exit, possibly plunging the UK economy into chaos. However, the deceleration in GDP growth led by unrelenting Brexit uncertainty has diminished recently due to inventory stockpiling, with the composite Purchasing Managers’ Index stabilizing at levels indicative of modest real GDP growth of +1.0% to +1.5% in 2019.

We continue to expect Japan’s GDP to grow a meager +0.5% in calendar 2019, with the coming consumption tax hike a near-term risk. The effectiveness of further monetary easing to support growth is questionable following six years of increasingly aggressive measures. With monetary policy options becoming limited, fiscal policy will take on increased importance. Within China, despite green shoots of an emerging recovery that began to sprout in 1Q19, recent macro data has largely surprised to the downside. In response to reemerging downward pressures, policymakers announced measures to relax auto purchase restrictions and support infrastructure investment. However, incremental stimulus efforts have been relatively modest and unlikely to offset fully the negative impact from trade. Assuming the U.S. refrains from placing a 25% tariff on the remaining $300 billion of imports as threatened, we project China real GDP growth of +6.2% in 2019 and +6.0% in 2020.

The Fund is overweight Europe, but we believe the Euro Area offers more attractive investment prospects, as Brexit is likely to have a much larger impact on the UK economy. Within the Euro Area, we

 HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

have become more positive on industrial companies, notably German industrials, as they will benefit notably from a U.S.-China trade deal and are trading at compelling valuations. We also prefer companies that generate a larger percentage of their growth from the U.S. Despite elevated U.S.-China trade tensions, the Fund is also overweight China as we expect its economy to muddle through with the assistance of government stimulus. We continue to overweight “new economy” names, as they are more exposed to domestic consumption and the industrial digital upgrade, both of which should be less impacted by trade issues. While the Fund is underweight Japanese equities, we see some opportunities within the lagging market. Our preference in Japan continues to be for overseas-exposed exporters and multinationals with links to faster growing areas of the globe.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

Information on this page is unaudited.

40	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2019
	Sit International Growth Fund	MSCI EAFE Index [1]
One Year	3.55%	1.08%
Five Year	1.91	2.25
Ten Year	6.48	6.90
Since Inception	3.97	5.26
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	59.9%	60.7%
Asia	26.7	38.7
North America	11.0	—
Africa/Middle East	—	0.6
Cash & Other Net Assets	2.4	—

Based on total net assets as of June 30, 2019. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/19:	$17.13 Per Share
Net Asset Value 6/30/18:	$16.75 Per Share
Total Net Assets:	$23.5 Million
Weighted Average Market Cap:	$77.9 Billion

TOP 10 HOLDINGS

1. Nestle SA

2. Allianz SE

3. Royal Dutch Shell, PLC, ADR

4. Euronet Worldwide, Inc.

5. adidas AG

6. Diageo, PLC, ADR

7. Safran SA

8. Iberdrola SA

9. Schneider Electric SE

10. Globant SA

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	41

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.3%
Asia - 25.4%
Australia - 3.4%
Amcor, Ltd.	12,100	137,531
Macquarie Group, Ltd.	2,600	228,878
Rio Tinto, PLC, ADR	4,400	274,296
Westpac Banking Corp., ADR	8,300	165,419

		806,124
China/Hong Kong - 10.4%
AIA Group, Ltd.	32,200	347,280
Alibaba Group Holding, Ltd., ADR *	2,350	398,208
Baidu, Inc., ADR *	950	111,492
China Tower Corp., Ltd.	972,000	255,079
CSPC Pharmaceutical Group, Ltd.	116,000	187,104
ENN Energy Holdings, Ltd.	18,400	179,014
HSBC Holdings, PLC, ADR	3,825	159,656
Ping An Insurance Group Co. of China, Ltd.	33,500	402,256
Tencent Holdings, Ltd.	9,000	406,237

		2,446,326
Japan - 8.4%
Astellas Pharma, Inc.	14,300	203,594
Keyence Corp.	600	368,019
Recruit Holdings Co., Ltd.	8,700	290,013
Shiseido Co., Ltd.	3,300	248,567
Sony Corp., ADR	6,300	330,057
Suzuki Motor Corp.	4,900	230,150
Terumo Corp.	9,700	288,800

		1,959,200
Singapore - 1.3%
DBS Group Holdings, Ltd.	15,600	299,317

South Korea - 1.9%
LG Chem, Ltd.	825	253,291
Samsung Electronics Co., Ltd., GDR	185	188,145

		441,436
Europe - 59.9%
Denmark - 0.6%
Coloplast A/S	1,200	135,609

Finland - 1.0%
Nokia OYJ, ADR	48,300	241,983

France - 8.3%
AXA SA	11,750	308,637
BNP Paribas SA	3,720	176,666
Dassault Systemes SA	2,625	418,780
Safran SA	3,200	468,849
Schneider Electric SE	5,000	453,476
Talend SA, ADR *	3,200	123,488

		1,949,896

Name of Issuer	Quantity	Fair Value ($)

Germany - 6.9%
adidas AG	1,630	503,218
Allianz SE	2,250	542,397
Aurelius SE & Co. *	4,660	221,282
Siemens AG	2,900	344,928

		1,611,825
Ireland - 2.3%
CRH, PLC, ADR	7,400	242,350
STERIS, PLC	1,950	290,316

		532,666
Luxembourg - 1.9%
Globant SA *	4,350	439,568

Netherlands - 4.8%
ASML Holding NV	1,700	353,481
ING Groep NV	27,400	317,672
Koninklijke Philips NV	5,750	250,585
LyondellBasell Industries NV	2,500	215,325

		1,137,063
Spain - 3.0%
Iberdrola SA	45,900	457,523
Industria de Diseno Textil SA	7,900	237,603

		695,126
Sweden - 1.2%
Hexagon AB	5,200	288,722

Switzerland - 12.8%
Alcon, Inc. *	865	53,413
Garmin, Ltd.	3,600	287,280
Interroll Holding AG	120	301,782
Logitech International SA	5,925	235,578
Lonza Group AG	825	278,380
Nestle SA	7,000	724,667
Novartis AG	4,325	395,196
Partners Group Holding AG	300	235,710
Roche Holding AG	1,320	371,377
Zurich Insurance Group AG	380	132,311

		3,015,694
United Kingdom - 17.1%
Ashtead Group, PLC	9,600	274,798
AstraZeneca, PLC, ADR	8,300	342,624
Atlassian Corp., PLC *	2,000	261,680
BAE Systems, PLC	52,600	330,925
Cineworld Group, PLC	86,400	278,041
Coca-Cola European Partners, PLC	5,400	305,100
Diageo, PLC, ADR	2,775	478,188
DS Smith, PLC	50,600	232,941
Prudential, PLC	12,200	265,867
Reckitt Benckiser Group, PLC	4,400	347,226
RELX, PLC	14,700	355,703

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Royal Dutch Shell, PLC, ADR - Class A	4,500	292,815
Royal Dutch Shell, PLC, ADR - Class B	3,700	243,238

		4,009,146
North America - 11.0%
Canada - 5.6%
Alimentation Couche-Tard, Inc.	2,600	163,618
BRP, Inc.	5,800	207,277
Canopy Growth Corp. *	2,800	112,868
Cronos Group, Inc. *	7,300	116,654
Suncor Energy, Inc.	13,100	408,196
Waste Connections, Inc.	3,250	310,635

		1,319,248
United States - 5.4%
Booking Holdings, Inc. *	100	187,471
Broadcom, Inc.	1,025	295,057
Euronet Worldwide, Inc. *	3,150	529,956
Mondelez International, Inc.	4,800	258,720

		1,271,204
Total Common Stocks (cost: $17,999,192)		22,600,153

Investment Companies - 1.3%
iShares MSCI India ETF	8,700	307,110
(cost: $258,887)
Short-Term Securities - 2.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	467,556	467,556
(cost: $467,556)

Total Investments in Securities - 99.6%
(cost: $18,725,635)		23,374,819
Other Assets and Liabilities, net - 0.4%		88,073

Total Net Assets - 100.0%		$23,462,892

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

JUNE 30, 2019	43

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	806,124	—	—	806,124
Canada	1,319,248	—	—	1,319,248
China/Hong Kong	2,446,326	—	—	2,446,326
Denmark	135,609	—	—	135,609
Finland	241,983	—	—	241,983
France	1,949,896	—	—	1,949,896
Germany	1,611,825	—	—	1,611,825
Ireland	532,666	—	—	532,666
Japan	1,959,200	—	—	1,959,200
Luxembourg	439,568	—	—	439,568
Netherlands	1,137,063	—	—	1,137,063
Singapore	299,317	—	—	299,317
South Korea	441,436	—	—	441,436
Spain	695,126	—	—	695,126
Sweden	288,722	—	—	288,722
Switzerland	3,015,694	—	—	3,015,694
United Kingdom	4,009,146	—	—	4,009,146
United States	1,271,204	—	—	1,271,204
Investment Companies	307,110	—	—	307,110
Short-Term Securities	467,556	—	—	467,556

Total:	23,374,819	—	—	23,374,819

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2019	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund declined -4.43% versus the MSCI Emerging Markets Index’s -1.37% for the twelve-month period ended June 30, 2019. The sectors of energy (China Petroleum, GeoPark), health care (CSPC Pharmaceutical, Medy-Tox), and food & staples retailing (E-Mart) contributed negatively, which out-weighed the positive contributions from technology hardware (NICE) and semiconductors (Broadcom). By country, Israel helped with relative outperformance yet China and Brazil hurt performance. EM stocks’ performance were impacted by fears of a global economic recession, moderating economic growth in China, escalating U.S.-China trade tensions, and increasing geopolitical risks.

China’s economy has shown green shoots of a recovery, but recent macro data has largely surprised on the downside. Moreover, the re-escalation of U.S.-China trade tensions should result in GDP growth slowing from +6.6% in 2018 to +6.2% in 2019. In response to these downward pressures, policymakers announced measures to relax auto purchase restrictions and support infrastructure investment. Though the relationship between the U.S. and China has deteriorated since the Trump Administration put Huawei Technologies on its blacklist and restricted its access to U.S. technology, an all-out trade war would be painful for both economies. Thus we expect a deal will eventually materialize. In India, Prime Minister Modi’s reelection clears the path for more pro-growth reform. In Brazil, their economic recovery has been the weakest on record following the deepest recession due to political uncertainty, fiscal austerity, and high inflation. However, the upcoming passage of pension reform should bolster Brazil’s fiscal position and provide clarity for business investment. Mexico’s outlook for economic growth is weak, driven by policy uncertainty, moderating global/U.S. economic growth, tightening financial conditions, and fiscal restraint.

For investment strategy, we prefer Asia ex-Japan, especially China, and are underweight Latin America. Despite elevated U.S.-China trade tensions, we expect China’s economy to muddle through with the assistance of government stimulus. We take a balanced investment approach, with an overweight in “new economy” names, as they are more exposed to domestic consumption and the industrial digital upgrade, as well as consumer staples and utility stocks. We remain positive on Indian and South Korean equities. Prime Minister Modi will focus on policy continuity, better implementation of laws, and GDP growth. Therefore, we prefer economically-sensitive sectors

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

such as consumer, energy, financials, information services, and industrials. In South Korea, as its economy is largely trade-related, the outlook for stocks remains dependent on a U.S.-China trade deal. Consequently, we own a balanced portfolio of stocks in technology, financial, consumer, pharmaceutical, and materials.

We are underweight Brazil due to subpar economic growth, which will continue if the passage of pension reform is delayed. Hence, we prefer the consumer and financial sectors. Our negative view on Mexico stems from softer global growth prospects and a weak domestic economy. Mexico’s GDP growth will be negatively impacted by President Andres Manuel Lopez Obrador’s decision to reduce federal government salaries and infrastructure spending, in addition to the slow roll-out of social programs. Our strategy for Mexico remains largely defensive, with investments in domestic consumer staples.

Roger J. Sit        Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.

46	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2019

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]
One Year	-4.43%	-1.37%
Five Year	1.58	0.08
Ten Year	4.30	3.32
Since Inception (7/1/94)	4.06	3.20

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	71.8%	72.1%

Africa/Middle East	10.1	9.2

Latin America	8.3	12.3

North America	3.3	—

Europe	1.4	6.4

Cash & Other Net Assets	5.1	—

Based on total net assets as of June 30, 2019. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/19:	$16.21 Per Share
Net Asset Value 6/30/18:	$17.25 Per Share
Total Net Assets:	$10.0 Million
Weighted Average Market Cap:	$100.1 Billion

TOP 10 HOLDINGS

  1. Tencent Holdings, Ltd.

  2. Samsung Electronics Co., Ltd.

  3. Alibaba Group Holding, Ltd., ADR

  4. iShares MSCI India ETF

  5. HDFC Bank, Ltd., ADR

  6. TAL Education Group, ADR

  7. Naspers, Ltd.

  8. China Construction Bank Corp.

  9. NICE Systems, Ltd., ADR

10. Taiwan Semiconductor Co.

Based on total net assets as of June 30, 2019. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2019. Subject to change.

Information on this page is unaudited.

JUNE 30, 2019	47

SCHEDULE OF INVESTMENTS

June 30, 2019

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 91.0%
Africa/Middle East - 10.1%
Israel - 3.0%
NICE Systems, Ltd., ADR *	2,175	297,975

South Africa - 7.1%
Bid Corp., Ltd.	13,200	287,701
Bidvest Group, Ltd.	5,525	74,275
Naspers, Ltd.	1,425	345,958

		707,934
Asia - 67.9%
Australia - 1.5%
Rio Tinto, PLC, ADR	2,475	154,291

China/Hong Kong - 38.0%
AIA Group, Ltd.	21,400	230,801
Alibaba Group Holding, Ltd., ADR *	2,875	487,169
Baidu, Inc., ADR *	1,125	132,030
China Construction Bank Corp.	359,000	309,289
China Mengniu Dairy Co., Ltd.	48,000	185,875
China Petroleum & Chemical Corp., ADR	3,100	211,420
China Tower Corp., Ltd.	414,000	108,645
CNOOC, Ltd., ADR	300	51,105
CSPC Pharmaceutical Group, Ltd.	120,000	193,556
ENN Energy Holdings, Ltd.	21,900	213,065
Hong Kong Exchanges & Clearing, Ltd.	4,300	151,816
JD.com, Inc., ADR *	4,450	134,790
Ping An Insurance Group Co. of China, Ltd.	19,900	238,952
Sinopharm Group Co., Ltd.	44,900	158,064
TAL Education Group, ADR *	9,100	346,710
Tencent Holdings, Ltd.	11,400	514,567
WH Group, Ltd.	132,500	134,337

		3,802,191
India - 3.5%
HDFC Bank, Ltd., ADR	2,675	347,857

Indonesia - 2.9%
Astra International Tbk PT	176,000	92,812
XL Axiata Tbk PT *	948,800	200,136

		292,948
Japan - 1.6%
Suzuki Motor Corp.	3,400	159,696

Singapore - 2.8%
DBS Group Holdings, Ltd.	14,500	278,211

South Korea - 10.8%
LG Chem, Ltd.	525	161,185
Medy-Tox, Inc.	360	140,302
Samsung Electronics Co., Ltd.	12,250	498,636
Shinhan Financial Group Co., Ltd.	7,200	279,981

		1,080,104

Name of Issuer	Quantity	Fair Value ($)

Taiwan - 5.4%
Cathay Financial Holding Co., Ltd.	82,085	113,642
Hon Hai Precision Industry Co., Ltd., GDR	22,160	108,916
Taiwan Semiconductor Co.	37,482	288,420
Taiwan Semiconductor Co., ADR	600	23,502

		534,480
Thailand - 1.4%
Bangkok Bank PCL	21,200	137,566

Europe - 1.4%
Luxembourg - 1.4%
Globant SA *	1,400	141,470

Latin America - 8.3%
Brazil - 2.8%
Ambev SA, ADR	10,800	50,436
Banco Bradesco SA	22,803	224,648

		275,084
Chile - 4.0%
Banco Santander Chile, ADR	4,700	140,624
Geopark, Ltd. *	14,100	261,414

		402,038
Peru - 1.5%
Southern Copper Corp.	3,900	151,515

North America - 3.3%
Mexico - 1.0%
Fomento Economico Mexicano, ADR	1,075	104,006

United States - 2.3%
Broadcom, Inc.	550	158,323
Skyworks Solutions, Inc.	925	71,475

		229,798
Total Common Stocks (cost: $6,589,949)		9,097,164

Investment Companies - 3.9%
iShares MSCI India ETF	11,100	391,830

(cost: $334,045)

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 5.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 2.26%	495,870	495,870
(cost: $495,870)

Total Investments in Securities - 99.9% (cost: $7,419,864)		9,984,864
Other Assets and Liabilities, net - 0.1%		10,804

Total Net Assets - 100.0%		$9,995,668

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2019 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	154,291	—	—	154,291
Brazil	275,084	—	—	275,084
Chile	402,038	—	—	402,038
China/Hong Kong	3,802,191	—	—	3,802,191
India	347,857	—	—	347,857
Indonesia	292,948	—	—	292,948
Israel	297,975	—	—	297,975
Japan	159,696	—	—	159,696
Luxembourg	141,470	—	—	141,470
Mexico	104,006	—	—	104,006
Peru	151,515	—	—	151,515
Singapore	278,211	—	—	278,211
South Africa	707,934	—	—	707,934
South Korea	1,080,104	—	—	1,080,104
Taiwan	534,480	—	—	534,480
Thailand	137,566	—	—	137,566
United States	229,798	—	—	229,798
Investment Companies	391,830	—	—	391,830
Short-Term Securities	495,870	—	—	495,870

Total:	9,984,864	—	—	9,984,864

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2019	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$27,634,209	$218,157,647	$25,905,572

Investments in securities, at fair value - see accompanying schedule for detail	$34,587,187	$253,292,119	$33,985,900
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	86,987	242,968	105,439
Receivable for investment securities sold	—	3,262,548	—
Receivable for Fund shares sold	2,258	29,701	311

Total assets	34,676,432	256,827,336	34,091,650

LIABILITIES
Disbursements in excess of cash balances	—	—	1
Payable for investment securities purchased	170,206	2,605,671	—
Payable for Fund shares redeemed	13,386	136,495	45
Accrued investment management fees and advisory fees	27,975	144,557	27,652
Accrued 12b-1 fees (Class S)	—	8,261	653

Total liabilities	211,567	2,894,984	28,351

Net assets applicable to outstanding capital stock	$34,464,865	$253,932,352	$34,063,299

Net assets consist of:
Capital (par value and paid-in surplus)	$25,885,880	$199,314,805	$26,948,154
Total distributable earnings (loss), including unrealized appreciation (depreciation)	8,578,985	54,617,547	7,115,145

	$34,464,865	$253,932,352	$34,063,299

Outstanding shares:
Common Shares (Class I) *	1,375,284	14,824,880	1,885,944
Common Shares (Class S) *	—	2,763,921	198,463

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$34,464,865	$214,203,663	$30,822,737

Common Shares (Class S) *	—	39,728,689	3,240,562

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$25.06	$14.45	$16.34
Common Shares (Class S) *	—	$14.37	$16.33

* Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$59,944,564	$4,812,517	$97,600,321	$14,150,528	$62,856,593	$18,725,635	$7,419,864

$116,708,338	$6,280,507	$169,842,857	$16,524,623	$99,829,373	$23,374,819	$9,984,864
—	—	—	—	146,514	—	2,842
31,997	7,256	87,231	26,402	105,600	117,646	18,438
—	—	—	—	—	—	—
2,351	—	4,931	2,138	1,407	510	775

116,742,686	6,287,763	169,935,019	16,553,163	100,082,894	23,492,975	10,006,919

—	—	—	—	—	4	—
—	—	537,270	—	329,900	—	—
67,234	—	129,574	—	3,087	1,979	125
94,012	5,065	169,466	13,265	120,292	28,100	11,126
—	584	—	793	—	—	—

161,246	5,649	836,310	14,058	453,279	30,083	11,251

$116,581,440	$6,282,114	$169,098,709	$16,539,105	$99,629,615	$23,462,892	$9,995,668

$52,810,648	$4,889,964	$88,655,342	$14,305,720	$61,878,071	$19,707,064	$7,413,713
63,770,792	1,392,150	80,443,367	2,233,385	37,751,544	3,755,828	2,581,955

$116,581,440	$6,282,114	$169,098,709	$16,539,105	$99,629,615	$23,462,892	$9,995,668

2,741,458	256,320	8,973,352	1,056,398	1,796,528	1,369,400	616,676

—	219,967	—	335,086	—	—	—

$116,581,440	$3,386,749	$169,098,709	$12,558,596	$99,629,615	$23,462,892	$9,995,668

—	2,895,365	—	3,980,509	—	—	—

$42.53	$13.21	$18.84	$11.89	$55.46	$17.13	$16.21

—	$13.16	—	$11.88	—	—	—

JUNE 30, 2019	51

STATEMENTS OF OPERATIONS

Year Ended June 30, 2019

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$375,025	$18,315,024	$875,897
Interest	469,168	95,967	25,318

Total income	844,193	18,410,991	901,215

Expenses (note 4):
Investment management and advisory service fee	361,740	6,055,915	405,615
12b-1 fees (Class S)	—	114,774	7,858

Total expenses	361,740	6,170,689	413,473

Less fees and expenses waived by investment adviser	—	(1,816,774)	(81,123)

Total net expenses	361,740	4,353,915	332,350

Net investment income (loss)	482,453	14,057,076	568,865

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	1, 552,948	91,002,769	(232,110)
Net realized gain (loss) on foreign currency transactions	—	—	(2,265)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	328,736	(108,242,415)	2,588,960

Net gain (loss)	1, 881,684	(17,239,646)	2,354,585

Net increase (decrease) in net assets resulting from operations	$2,364,137	($3,182,570)	$2,923,450

* Foreign taxes withheld on dividends received	—	$80,611	$31,197

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$1,598,120	$134,760	$1,672,143	$382,933	$950,828	$543,955	$200,324
22,913	6,002	69,833	12,974	49,559	8,101	6,167

1,621,033	140,762	1,741,976	395,907	1,000,387	552,056	206,491

1,167,721	73,739	1,993,266	213,141	1,454,688	335,515	203,066
—	6,792	—	9,498	—	—	—

1,167,721	80,531	1,993,266	222,639	1,454,688	335,515	203,066

—	(14,748)	—	(42,628)	—	—	(60,920)

1,167,721	65,783	1,993,266	180,011	1,454,688	335,515	142,146

453,312	74,979	(251,290)	215,896	(454,301)	216,541	64,345

9,704,669	(76,678)	15,207,100	172,807	4,285,203	(291,223)	41,119
—	3	(8)	—	—	(6,294)	(586)

878,764	472,193	2,857,207	(600,408)	2,110,594	807,103	(630,178)

10,583,433	395,518	18,064,299	(427,601)	6,395,797	509,586	(589,645)

$11,036,745	$470,497	$17,813,009	($211,705)	$5,941,496	$726,127	($525,300)

—	$6,697	$5,209	$3,919	$5,158	$48,770	$23,041

JUNE 30, 2019	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund			Sit Dividend Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018
Operations:
Net investment income	$482,453	$303,300		$14,057,076	$15,673,656
Net realized gain (loss) on investments and foreign currency transactions	1,552,948	715,577		91,002,769	109,763,327
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	328,736	1,390,249		(108,242,415)	(22,458,367)

Net increase (decrease) in net assets resulting from operations	2, 364,137	2,409,126		(3,182,570)	102,978,616

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(801,302)	(1,313,844	) [1]	(104,820,743)	(105,434,233	) [1]
Common shares (Class S)	—	—		(8, 833,909)	(6,712,578	) [1]

Total distributions	(801,302)	(1,313,844)		(113,654,652)	(112,146,811)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	7,363,030	13,977,591		70,924,492	257,170,063
Common shares (Class S)	—	—		2,521,662	2,307,028
Reinvested distributions
Common shares (Class I)	787,611	1,299,020		101,138,488	42,771,565
Common shares (Class S)	—	—		8,734,436	6,677,009
Payments for shares redeemed
Common shares (Class I)	(12,789,473)	(4,072,712)		(765,396,526)	(388,508,155)
Common shares (Class S)	—	—		(17,067,708)	(22,533,051)

Increase (decrease) in net assets from capital transactions	(4,638,832)	11,203,899		(599,145,156)	(102,115,541)

Total increase (decrease) in net assets	(3,075,997)	12,299,181		(715,982,378)	(111,283,736)

Net assets:
Beginning of period	37,540,862	25,241,681		969,914,730	1,081,198,466

End of period [2]	$34,464,865	$37,540,862		$253,932,352	$969,914,730

Capital transactions in shares:
Sold
Common shares (Class I)	307,091	584,716		4,474,113	14,996,753
Common shares (Class S)	—	—		167,274	134,409
Reinvested distributions
Common shares (Class I)	34,382	55,504		7, 846,703	2,542,673
Common shares (Class S)	—	—		687,436	398,231
Redeemed
Common shares (Class I)	(545,889)	(171,981)		(52,548,963)	(22,672,863)
Common shares (Class S)	—	—		(1, 181,017)	(1,325,718)

Net increase (decrease)	(204,416)	468,239		(40,554,454)	(5,926,515)

[1]

For the year ended June 30, 2018, distributions to shareholders were from net investment income and net realized gains for book purposes. During 2018, the Securities and Exchange Commission eliminated the requirement to distinguish between distributions from net investment income and net realized gains for book purposes. The tax character of distributions is disclosed in the notes to the financial statements.

[2]	During 2018, the Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income.

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund			Sit Large Cap Growth Fund			Sit ESG Growth Fund
Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018

$568,865	$558,373		$453,312	$359,089		$74,979	$64,388
(234,375)	(27,715)		9,704,669	9,803,393		(76,675)	9,914
2,588,960	1,347,979		878,764	8,347,786		472,193	442,491

2,923,450	1,878,637		11,036,745	18,510,268		470,497	516,793

(521,860)	(431,455	) [1]	(9,934,663)	(12,794,121	) [1]	(40,551)	(27,776	) [1]
(49,144)	(44,545	) [1]	—	—		(31,449)	(21,224	) [1]

(571,004)	(476,000)		(9,934,663)	(12,794,121)		(72,000)	(49,000)

2,468,958	3,389,268		4,477,170	4,047,652		169,033	460,069
95,183	264,488		—	—		25,229	103,794

504,463	423,025		9,726,108	12,508,440		40,551	27,776
48,033	43,351		—	—		31,449	21,224

(3,055,896)	(1,892,026)		(17,516,267)	(17,099,902)		(78,105)	(39,541)
(373,656)	(504,237)		—	—		(5,309)	(10,055)

(312,915)	1,723,869		(3,312,989)	(543,810)		182,848	563,267

2,039,531	3,126,506		(2,210,907)	5,172,337		581,345	1,031,060

32,023,768	28,897,262		118,792,347	113,620,010		5,700,769	4,669,709

$34,063,299	$32,023,768		$116,581,440	$118,792,347		$6,282,114	$5,700,769

159,277	220,714		106,595	95,043		13,267	38,636
6,375	17,327		—	—		2,101	8,819

33,104	27,818		272,975	305,905		3,575	2,227
3,149	2,858		—	—		2,781	1,703

(194,896)	(122,055)		(439,602)	(401,061)		(6,263)	(3,175)
(24,279)	(32,356)		—	—		(418)	(831)

(17,270)	114,306		(60,032)	(113)		15,043	47,379

JUNE 30, 2019	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

				Sit Small Cap
	Sit Mid Cap Growth Fund			Dividend Growth Fund
	Year Ended	Year Ended		Year Ended	Year Ended
	June 30,	June 30,		June 30,	June 30,
	2019	2018		2019	2018
Operations:
Net investment income (loss)	($251,290)	($273,200)		$215,896	$160,182
Net realized gain (loss) on investments and foreign currency transactions	15,207,092	11,316,697		172,807	147,242
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	2, 857,207	3,389,179		(600,408)	1,009,916

Net increase (decrease) in net assets resulting from operations	17, 813,009	14,432,676		(211,705)	1,317,340

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(15,426,149)	(6,522,336	) [3]	(316,700)	(131,227	) [3]
Common shares (Class S)	—	—		(80,916)	(26,774	) [3]

Total distributions	(15,426,149)	(6,522,336)		(397,616)	(158,001)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	2,026,500	1,789,391		492,580	2,273,483
Common shares (Class S)	—	—		367,898	401,124
Reinvested distributions
Common shares (Class I)	14,750,446	6,256,872		302,420	126,798
Common shares (Class S)	—	—		76,543	25,507
Payments for shares redeemed
Common shares (Class I)	(8,565,701)	(13,760,901)		(2,339,374)	(1,428,797)
Common shares (Class S)	—	—		(230,823)	(254,831)

Increase (decrease) in net assets from capital transactions	8,211,245	(5,714,638)		(1,330,756)	1,143,284

Total increase (decrease) in net assets	10,598,105	2,195,702		(1,940,077)	2,302,623

Net assets:
Beginning of period	158,500,604	156,304,902		18,479,182	16,176,559

End of period [4]	$169,098,709	$158,500,604		$16,539,105	$18,479,182

Capital transactions in shares:
Sold
Common shares (Class I)	109,497	95,657		41,558	188,888
Common shares (Class S)	—	—		31,277	33,509
Reinvested distributions
Common shares (Class I)	980,096	339,494		28,229	10,585
Common shares (Class S)	—	—		7,209	2,130
Redeemed
Common shares (Class I)	(475,717)	(732,496)		(202,972)	(118,928)
Common shares (Class S)	—	—		(19,991)	(21,133)

Net increase (decrease)	613,876	(297,345)		(114,690)	95,051

[3]

For the year ended June 30, 2018, distributions to shareholders were from net investment income and net realized gains for book purposes. During 2018, the Securities and Exchange Commission eliminated the requirement to distinguish between distributions from net investment income and net realized gains for book purposes. The tax character of distributions is disclosed in the notes to the financial statements.

[4]	During 2018, the Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income.

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Small Cap Growth Fund			Sit International Growth Fund			Sit Developing Markets Growth Fund
Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018

($454,301)	($492,326)		$216,541	$268,511		$64,345	$22,333
4,285,203	7,258,496		(297,517)	124,375		40,533	384,271
2,110,594	4,613,433		807,103	465,273		(630,178)	1,009,318

5,941,496	11,379,603		726,127	858,159		(525,300)	1,415,922

(7,455,033)	(6,111,266	) [3]	(245,338)	(197,000	) [3]	(152,148)	(159,864	) [3]
—	—		—	—		—	—

(7,455,033)	(6,111,266)		(245,338)	(197,000)		(152,148)	(159,864)

1,457,035	2,806,691		446,495	2,071,819		1,190,290	3,471,024
—	—		—	—		—	—

7,320,824	6,006,115		240,594	195,219		149,029	156,935
—	—		—	—		—	—

(7,672,934)	(4,859,660)		(1,580,128)	(1,671,069)		(1,693,585)	(3,417,750)
—	—		—	—		—	—

1,104,925	3,953,146		(893,039)	595,969		(354,266)	210,209

(408,612)	9,221,483		(412,250)	1,257,128		(1,031,714)	1,466,267

100,038,227	90,816,744		23,875,142	22,618,014		11,027,382	9,561,115

$99,629,615	$100,038,227		$23,462,892	$23,875,142		$9,995,668	$11,027,382

26,846	49,608		27,320	117,785		74,310	203,007
—	—		—	—		—	—

163,960	109,659		16,872	11,344		10,495	9,353
—	—		—	—		—	—

(143,779)	(85,821)		(99,856)	(97,719)		(107,545)	(200,671)
—	—		—	—		—	—

47,027	73,446		(55,664)	31,410		(22,740)	11,689

JUNE 30, 2019	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2019	2018	2017	2016	2015
Net Asset Value:
Beginning of period	$23.76	$22.71	$20.40	$21.54	$21.01

Operations:
Net investment income [1]	0.32	0.25	0.25	0.26	0.25
Net realized and unrealized gains	1.52	1.96	2.29	0.04	1.16

Total from operations	1.84	2.21	2.54	0.30	1.41

Distributions to Shareholders:
From net investment income	(0.31)	(0.27)	(0.23)	(0.45)	(0.24)
From net realized gains	(0.23)	(0.89)	—	(0.99)	(0.64)

Total distributions	(0.54)	(1.16)	(0.23)	(1.44)	(0.88)

Net Asset Value:
End of period	$25.06	$23.76	$22.71	$20.40	$21.54

Total investment return [2]	7.98%	9.84%	12.56%	1.47%	6.86%

Net assets at end of period (000’s omitted)	$34,465	$37,541	$25,242	$23,511	$22,970

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.33%	1.07%	1.18%	1.25%	1.17%

Portfolio turnover rate (excluding short-term securities)	50.45%	50.49%	50.31%	54.46%	47.49%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$16.69	$16.88	$15.82	$17.40	$18.69

Operations:
Net investment income [1]	0.38	0.26	0.24	0.26	0.25
Net realized and unrealized gains	0.55	1.49	2.09	0.32	0.92

Total from operations	0.93	1.75	2.33	0.58	1.17

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.40)	(0.26)	(0.23)	(0.32)	(0.25)
From net realized gains	(2.77)	(1.68)	(1.04)	(1.84)	(2.21)

Total distributions	(3.17)	(1.94)	(1.27)	(2.16)	(2.46)

Net Asset Value:
End of period	$14.45	$16.69	$16.88	$15.82	$17.40

Total investment return [3]	8.37%	10.36%	15.41%	3.94%	6.39%

Net assets at end of period (000’s omitted)	$214,204	$918,584	$1,015,920	$942,244	$955,460

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%[5]	1.00%	1.00%	1.00%
Expenses (with waiver)	0.70%[5]	0.78%[5]	1.00%	1.00%	1.00%
Net investment income (without waiver)	2.04%	1.31%	1.49%	1.64%	1.39%
Net investment income (with waiver)	2.34%	1.53%	1.49%	1.64%	1.39%

Portfolio turnover rate (excluding short-term securities)	51.52%	68.38%	61.33%	75.94%	57.69%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2019	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

Class S	Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$16.61	$16.81	$15.76	$17.34	$18.63

Operations:
Net investment income [1]	0.32	0.22	0.20	0.22	0.21
Net realized and unrealized gains	0.57	1.47	2.08	0.32	0.91

Total from operations	0.89	1.69	2.28	0.54	1.12

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.36)	(0.21)	(0.19)	(0.28)	(0.20)
From net realized gains	(2.77)	(1.68)	(1.04)	(1.84)	(2.21)

Total distributions	(3.13)	(1.89)	(1.23)	(2.12)	(2.41)

Net Asset Value:
End of period	$14.37	$16.61	$16.81	$15.76	$17.34

Total investment return [3]	8.12%	10.06%	15.11%	3.68%	6.13%

Net assets at end of period (000’s omitted)	$39,729	$51,331	$65,278	$67,620	$82,959

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	0.95%[5]	1.03%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.80%	1.06%	1.24%	1.39%	1.14%
Net investment income (with waiver)	2.10%	1.28%	1.24%	1.39%	1.14%

Portfolio turnover rate (excluding short-term securities)	51.52%	68.38%	61.33%	75.94%	57.69%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$15.24	$14.54	$13.19	$14.80	$15.74

Operations:
Net investment income [1]	0.28	0.27	0.22	0.21	0.20
Net realized and unrealized gains (losses)	1.10	0.67	1.34	(0.48)	0.13

Total from operations	1.38	0.94	1.56	(0.27)	0.33

Redemption fees	— [2]	—	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.28)	(0.24)	(0.21)	(0.34)	(0.20)
From net realized gains	—	—	—	(1.00)	(1.07)

Total distributions	(0.28)	(0.24)	(0.21)	(1.34)	(1.27)

Net Asset Value:
End of period	$16.34	$15.24	$14.54	$13.19	$14.80

Total investment return [3]	9.18%	6.46%	11.94%	(1.67% )	2.19%

Net assets at end of period (000’s omitted)	$30,823	$28,778	$25,623	$22,333	$21,424

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.06%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.53%	1.59%	1.63%	1.56%	1.33%
Net investment income (with waiver)	1.78%	1.78%	1.63%	1.56%	1.33%

Portfolio turnover rate (excluding short-term securities)	15.07%	19.80%	32.04%	48.30%	75.06%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2019	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

Class S	Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$15.22	$14.53	$13.18	$14.78	$15.72

Operations:
Net investment income [1]	0.24	0.23	0.19	0.18	0.16
Net realized and unrealized gains (losses)	1.11	0.66	1.33	(0.48)	0.13

Total from operations	1.35	0.89	1.52	(0.30)	0.29

Distributions to Shareholders:
From net investment income	(0.24)	(0.20)	(0.17)	(0.30)	(0.16)
From net realized gains	—	—	—	(1.00)	(1.07)

Total distributions	(0.24)	(0.20)	(0.17)	(1.30)	(1.23)

Net Asset Value:
End of period	$16.33	$15.22	$14.53	$13.18	$14.78

Total investment return [2]	8.98%	6.13%	11.67%	(1.89% )	2.00%

Net assets at end of period (000’s omitted)	$3,241	$3,246	$3,274	$2,861	$3,451

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%	1.50%	1.50%
Expenses (with waiver)	1.25%[4]	1.31%[4]	1.50%	1.50%	1.50%
Net investment income (without waiver)	1.28%	1.33%	1.38%	1.31%	1.08%
Net investment income (with waiver)	1.53%	1.52%	1.38%	1.31%	1.08%

Portfolio turnover rate (excluding short-term securities)	15.07%	19.80%	32.04%	48.30%	75.06%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$42.40	$40.56	$36.02	$47.21	$52.51

Operations:
Net investment income [1]	0.16	0.13	0.21	0.18	0.20
Net realized and unrealized gains (losses)	3.61	6.55	7.07	(0.42)	5.04

Total from operations	3.77	6.68	7.28	(0.24)	5.24

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.15)	(0.17)	(0.19)	(1.44)	(0.24)
From net realized gains	(3.49)	(4.67)	(2.55)	(9.51)	(10.30)

Total distributions	(3.64)	(4.84)	(2.74)	(10.95)	(10.54)

Net Asset Value:
End of period	$42.53	$42.40	$40.56	$36.02	$47.21

Total investment return [3]	10.54%	16.93%	21.18%	(0.89% )	10.62%

Net assets at end of period (000’s omitted)	$116,581	$118,792	$113,620	$117,459	$144,807

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.39%	0.30%	0.54%	0.44%	0.41%

Portfolio turnover rate (excluding short-term securities)	16.02%	15.20%	17.69%	20.05%	24.04%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2019	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017 *
Net Asset Value:
Beginning of period	$12.37	$11.29	$10.00

Operations:
Net investment income [1]	0.17	0.16	0.11
Net realized and unrealized gains	0.83	1.03	1.20

Total from operations	1.00	1.19	1.31

Distributions to Shareholders:
From net investment income	(0.16)	(0.11)	(0.02)

Net Asset Value:

End of period	$13.21	$12.37	$11.29

Total investment return [2]	8.30%	10.57%	13.13%

Net assets at end of period (000’s omitted)	$3,387	$3,041	$2,349

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	1.14%	1.10%	1.01%
Net investment income (with waiver)	1.38%	1.29%	1.01%

Portfolio turnover rate (excluding short-term securities)	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit ESG Growth Fund

Class S	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017 *
Net Asset Value:
Beginning of period	$12.34	$11.28	$10.00

Operations:
Net investment income [1]	0.14	0.13	0.08
Net realized and unrealized gains	0.83	1.03	1.21

Total from operations	0.97	1.16	1.29

Distributions to Shareholders:
From net investment income	(0.15)	(0.10)	(0.01)

Net Asset Value:

End of period	$13.16	$12.34	$11.28

Total investment return [2]	8.01%	10.37%	12.79%

Net assets at end of period (000’s omitted)	$2,895	$2,660	$2,321

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%
Expenses (with waiver)	1.25%[4]	1.31%[4]	1.50%
Net investment income (without waiver)	0.89%	0.84%	0.76%
Net investment income (with waiver)	1.14%	1.03%	0.76%

Portfolio turnover rate (excluding short-term securities)	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2019	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2019	2018	2017		2016	2015

Net Asset Value:
Beginning of period	$18.96	$18.06	$15.36		$20.22	$21.08

Operations:
Net investment loss [1]	(0.03)	(0.03)	—	[2]	(0.04)	(0.06)
Net realized and unrealized gains (losses)	1.79	1.71	2.86		(1.92)	1.91

Total from operations	1.76	1.68	2.86		(1.96)	1.85

Redemption fees [2]	—	—	—		—	—

Distributions to Shareholders:
From net investment income	—	— [2]	—		—	—
From net realized gains	(1.88)	(0.78)	(0.16)		(2.90)	(2.71)

Total distributions	(1.88)	(0.78)	(0.16)		(2.90)	(2.71)

Net Asset Value:
End of period	$18.84	$18.96	$18.06		$15.36	$20.22

Total investment return [3]	11.76%	9.42%	18.74%		(9.97% )	9.52%

Net assets at end of period (000’s omitted)	$169,099	$158,501	$156,305		$139,523	$171,854

Ratios: [4]
Expenses	1.25%	1.25%	1.25%		1.25%	1.25%
Net investment loss	(0.16% )	(0.17% )	(0.01%	)	(0.23% )	(0.30% )

Portfolio turnover rate (excluding short-term securities)	27.70%	28.89%	23.02%		21.57%	23.39%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *
Net Asset Value:
Beginning of period	$12.27	$11.47	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.15	0.11	0.12	0.14	0.02
Net realized and unrealized gains (losses)	(0.25)	0.80	1.46	0.02	(0.06)

Total from operations	(0.10)	0.91	1.58	0.16	(0.04)

Distributions to Shareholders:
From net investment income	(0.15)	(0.11)	(0.11)	(0.12)	—
From net realized gains	(0.13)	—	—	— [2]	—

Total distributions	(0.28)	(0.11)	(0.11)	(0.12)	—

Net Asset Value:
End of period	$11.89	$12.27	$11.47	$10.00	$9.96

Total investment return [3]	(0.54% )	8.00%	15.84%	1.71%	(0.40% )

Net assets at end of period (000’s omitted)	$12,559	$14,597	$12,716	$5,777	$3,708

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.06%[5]	1.25%	1.25%	1.25%
Net investment income (without waiver)	1.07%	0.75%	1.06%	1.46%	0.98%
Net investment income (with waiver)	1.32%	0.94%	1.06%	1.46%	0.98%

Portfolio turnover rate (excluding short-term securities)	24.17%	29.74%	19.57%	26.43%	2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

JUNE 30, 2019	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

Class S	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Three Months Ended June 30, 2015 *
Net Asset Value:
Beginning of period	$12.26	$11.46	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.12	0.08	0.09	0.11	0.02
Net realized and unrealized gains (losses)	(0.25)	0.80	1.45	0.03	(0.06)

Total from operations	(0.13)	0.88	1.54	0.14	(0.04)

Distributions to Shareholders:
From net investment income	(0.12)	(0.08)	(0.08)	(0.10)	—
From net realized gains	(0.13)	—	—	— [2]	—

Total distributions	(0.25)	(0.08)	(0.08)	(0.10)	—

Net Asset Value:
End of period	$11.88	$12.26	$11.46	$10.00	$9.96

Total investment return [3]	(0.80% )	7.74%	15.46%	1.46%	(0.40% )

Net assets at end of period (000’s omitted)	$3,981	$3,882	$3,461	$2,587	$2,230

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.31%[5]	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.82%	0.51%	0.81%	1.21%	0.73%
Net investment income (with waiver)	1.07%	0.70%	0.81%	1.21%	0.73%

Portfolio turnover rate (excluding short-term securities)	24.17%	29.74%	19.57%	26.43%	2.63%[6]

*	The Fund commenced investment operations on March 31, 2015.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

68	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$57.18	$54.18	$45.59	$60.10	$61.38

Operations:
Net investment loss [1]	(0.25)	(0.29)	(0.24)	(0.33)	(0.48)
Net realized and unrealized gains (losses)	2.88	7.01	8.91	(8.97)	6.26

Total from operations	2.63	6.72	8.67	(9.30)	5.78

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(4.35)	(3.72)	(0.08)	(5.21)	(7.06)

Net Asset Value:
End of period	$55.46	$57.18	$54.18	$45.59	$60.10

Total investment return [3]	6.45%	12.68%	19.06%	(16.00% )	10.38%

Net assets at end of period (000’s omitted)	$99,630	$100,038	$90,817	$81,209	$103,816

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.47% )	(0.51% )	(0.47% )	(0.65% )	(0.81% )

Portfolio turnover rate (excluding short-term securities)	26.34%	29.01%	29.08%	27.37%	31.07%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2019	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value:
Beginning of period	$16.75	$16.23	$14.48	$16.92	$17.44

Operations:
Net investment income [1]	0.16	0.19	0.14	0.12	0.09
Net realized and unrealized gains (losses)	0.40	0.47	1.68	(1.47)	(0.34)

Total from operations	0.56	0.66	1.82	(1.35)	(0.25)

Redemption fees	—	— [2]	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.18)	(0.14)	(0.07)	(0.09)	(0.27)
From net realized gains	—	—	—	(1.00)	—

Total distributions	(0.18)	(0.14)	(0.07)	(1.09)	(0.27)

Net Asset Value:
End of period	$17.13	$16.75	$16.23	$14.48	$16.92

Total investment return [3]	3.55%	4.06%	12.64%	(8.19% )	(1.35% )

Net assets at end of period (000’s omitted)	$23,463	$23,875	$22,618	$20,440	$22,485

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.97%	1.11%	0.97%	0.76%	0.55%

Portfolio turnover rate (excluding short-term securities)	27.38%	16.35%	39.23%	37.94%	56.97%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

70	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,

	2019	2018		2017	2016	2015
Net Asset Value:
Beginning of period	$17.25	$15.23		$12.26	$14.77	$17.48

Operations:
Net investment income (loss) [1]	0.10	0.03		(0.02)	0.04	0.03
Net realized and unrealized gains (losses)	(0.90)	2.24		3.02	(2.18)	(1.41)

Total from operations	(0.80)	2.27		3.00	(2.14)	(1.38)

Redemption fees	—	—	[2]	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.08)	—		(0.03)	(0.02)	—
From net realized gains	(0.16)	(0.25)		—	(0.35)	(1.33)

Total distributions	(0.24)	(0.25)		(0.03)	(0.37)	(1.33)

Net Asset Value:
End of period	$16.21	$17.25		$15.23	$12.26	$14.77

Total investment return [3]	(4.43% )	14.94%		24.56%	(14.42% )	(7.64% )

Net assets at end of period (000’s omitted)	$9,996	$11,027		$9,561	$7,297	$9,192

Ratios: [4]
Expenses (without waiver)	2.00%[5]	2.00%[5]		2.00%	2.00%	2.00%
Expenses (with waiver)	1.40%[5]	1.54%[5]		2.00%	2.00%	2.00%
Net investment income (loss) (without waiver)	0.03%	(0.26%	)	(0.18% )	0.31%	0.16%
Net investment income (loss) (with waiver)	0.63%	0.20%		(0.18% )	0.31%	0.16%

Portfolio turnover rate (excluding short-term securities)	10.28%	30.30%		19.67%	28.14%	21.51%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2019	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2019

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

72	SIT MUTUAL FUNDS ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2019 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

JUNE 30, 2019	73

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2019 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At June 30, 2019, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$7,047,651	($95,013)	$6,952,638	$27,634,549
Dividend Growth	36,556,951	(5,026,754)	31,530,197	221,761,922
Global Dividend Growth	8,567,137	(492,646)	8,074,491	25,911,823
Large Cap Growth	56,863,331	(115,387)	56,747,944	59,960,394
ESG Growth	1,513,352	(45,363)	1,467,989	4,812,517
Mid Cap Growth	72,331,222	(179,927)	72,151,295	97,691,562
Small Cap Dividend Growth	3,046,287	(668,289)	2,377,998	14,146,625
Small Cap Growth	37,448,660	(468,777)	36,979,883	62,849,490
International Growth	5,237,035	(612,561)	4,624,474	18,751,094
Developing Markets Growth	2,837,881	(284,347)	2,553,534	7,431,370

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2019 and 2018 were as follows:

74	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2019:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$459,001	$342,301	$801,302
Dividend Growth (Class I)	17,847,831	86,972,912	104,820,743
Dividend Growth (Class S)	1,193,973	7,639,936	8,833,909
Global Dividend Growth (Class I)	521,860	—	521,860
Global Dividend Growth (Class S)	49,144	—	49,144
Large Cap Growth	456,987	9,477,676	9,934,663
ESG Growth (Class I)	40,551	—	40,551
ESG Growth (Class S)	31,449	—	31,449
Mid Cap Growth	1,152,232	14,273,917	15,426,149
Small Cap Dividend Growth (Class I)	169,480	147,220	316,700
Small Cap Dividend Growth (Class S)	38,521	42,395	80,916
Small Cap Growth	—	7,455,033	7,455,033
International Growth	245,338	—	245,338
Developing Markets Growth	49,252	102,896	152,148

Year Ended June 30, 2018:
	Ordinary Income	Long Term Capital Gain	Total
Balanced	$307,000	$1,006,844	$1,313,844
Dividend Growth (Class I)	31,170,676	74,263,557	105,434,233
Dividend Growth (Class S)	1,857,317	4,855,261	6,712,578
Global Dividend Growth (Class I)	431,455	—	431,455
Global Dividend Growth (Class S)	44,545	—	44,545
Large Cap Growth	821,351	11,972,770	12,794,121
ESG Growth (Class I)	27,776	—	27,776
ESG Growth (Class S)	21,224	—	21,224
Mid Cap Growth	4,961	6,517,375	6,522,336
Small Cap Dividend Growth (Class I)	131,227	—	131,227
Small Cap Dividend Growth (Class S)	26,774	—	26,774
Small Cap Growth	—	6,111,266	6,111,266
International Growth	197,000	—	197,000
Developing Markets Growth	—	159,864	159,864

JUNE 30, 2019	75

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2019 (Continued)

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Balanced	$102,226	$1,524,121	—	$6,952,638
Dividend Growth	1,068,300	22,019,050	—	31,530,197
Global Dividend Growth	222,441	—	$(1,181,787)	8,074,491
Large Cap Growth	176,138	6,846,710	—	56,747,944
ESG Growth	50,472	—	(126,311)	1,467,989
Mid Cap Growth	—	11,444,355	(3,152,283)	72,151,295
Small Cap Dividend Growth	46,837	—	(191,450)	2,377,998
Small Cap Growth	—	991,788	(220,127)	36,979,883
International Growth	210,247	—	(1,078,893)	4,624,474
Developing Markets Growth	34,387	—	(5,966)	2,553,534

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Distributable Earnings	Additional Paid-in Capital
Dividend Growth	$(37,515,449)	$37,515,449
Small Cap Growth	494,286	(494,286)

These differences were primarily attributable to non-deductible net operating losses and the utilization of equalization accounting for tax purposes.

Net capital loss carryovers and late year losses, if any, as of June 30, 2019, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2019, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred

	Short-Term	Long-Term	Ordinary	Capital
Global Dividend Growth	$1,117,441	$64,346	—	—
ESG Growth	81,237	45,074	—	—
Mid Cap Growth	—	—	$108,009	$3,044,274
Small Cap Dividend Growth	—	—	—	191,450
Small Cap Growth	—	—	220,127	—
International Growth	913,795	165,098	—	—
Developing Markets Growth	—	—	—	5,966

For the year ended June 30, 2019, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Small Cap Dividend Growth	$180,597	—

76	SIT MUTUAL FUNDS ANNUAL REPORT

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

JUNE 30, 2019	77

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2019 (Continued)

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2019, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$4,714,751	$12,612,936	$3,890,846	$15,972,193
Dividend Growth	—	307,440,196	—	996,014,819
Global Dividend Growth	—	4,712,641	—	5,226,704
Large Cap Growth	—	18,538,812	—	32,236,244
ESG Growth	—	568,963	—	520,778
Mid Cap Growth	—	43,208,536	—	54,598,851
Small Cap Dividend Growth	—	3,965,752	—	5,015,049
Small Cap Growth	—	24,965,025	—	33,237,766
International Growth	—	6,034,172	—	6,812,259
Developing Markets Growth	—	1,017,956	—	1,464,349

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver

Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2020 of the Fund’s daily average net assets, respectively.

78	SIT MUTUAL FUNDS ANNUAL REPORT

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2019:

	Shares	% Shares Outstanding
Balanced	275,361	20.0
Dividend Growth	1,310,792	7.5
Global Dividend Growth	470,179	22.6
Large Cap Growth	677,464	24.7
ESG Growth	448,919	94.3
Mid Cap Growth	4,144,459	46.2
Small Cap Dividend Growth	666,269	47.9
Small Cap Growth	989,224	55.1
International Growth	756,986	55.3
Developing Markets Growth	256,357	41.6

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2019, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$6,190	$676
Global Dividend Growth	1	—
Large Cap Growth	701	—
Mid Cap Growth	103	—
Small Cap Growth	319	—

JUNE 30, 2019	79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc. (collectively, the Funds), including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

August 16, 2019

80	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 to June 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period* (1/1/19- 6/30/19)
Balanced Fund
Actual	$1,000	$1,127.60	$5.28
Hypothetical	$1,000	$1,019.84	$5.01
Dividend Growth Fund
Actual
Class I	$1,000	$1,156.30	$3.74
Class S	$1,000	$1,154.70	$5.08
Hypothetical
Class I	$1,000	$1,021.32	$3.51
Class S	$1,000	$1,020.08	$4.76
Global Dividend Growth Fund
Actual
Class I	$1,000	$1,160.90	$5.36
Class S	$1,000	$1,160.40	$6.70
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26
Large Cap Growth Fund
Actual	$1,000	$1,192.70	$5.44
Hypothetical	$1,000	$1,019.84	$5.01
ESG Growth Fund
Actual
Class I	$1,000	$1,158.80	$5.35
Class S	$1,000	$1,157.40	$6.69
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26
Mid Cap Growth Fund
Actual	$1,000	$1,244.40	$6.96
Hypothetical	$1,000	$1,018.60	$6.26
Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,185.80	$5.42
Class S	$1,000	$1,184.20	$6.77
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

JUNE 30, 2019	81

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period* (1/1/19- 6/30/19)
Small Cap Growth Fund
Actual	$1,000	$1,248.00	$8.36
Hypothetical	$1,000	$1,017.36	$7.50
International Growth Fund
Actual	$1,000	$1,195.40	$8.17
Hypothetical	$1,000	$1,017.36	$7.50
Developing Markets Growth Fund
Actual	$1,000	$1,124.90	$7.38
Hypothetical	$1,000	$1,017.85	$7.00

*Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S Fund; 1.00%, for the Balanced, Global Dividend Growth, Class I, Large Cap Growth, ESG Growth, Class I, and Small Cap Dividend Growth, Class I Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class S, ESG Growth, Class S, Mid Cap Growth, and Small Cap Dividend Growth, Class S Funds; 1.40% for Developing Markets Growth Fund and 1.50% for Small Cap Growth, and International Growth Funds, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

82	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2018 to June 30, 2019 is as follows:

Fund	Percentage
Balanced Fund	70.4%
Dividend Growth Fund	99.5
Global Dividend Growth Fund	98.3
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Mid Cap Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	0.9
Developing Markets Growth Fund	30.6

For the year ended June 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	75.9%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Mid Cap Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	100.0
Developing Markets Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2019. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$1,556,357
Dividend Growth Fund*	132,128,297
Large Cap Growth Fund	9,682,113
Mid Cap Growth Fund	16,839,615
Small Cap Dividend Growth Fund	182,632
Small Cap Growth Fund	7,455,033
Developing Markets Growth Fund	102,896

* Includes $37,515,449 of equalization.

JUNE 30, 2019	83

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and the Sit ESG Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 57 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 83 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 85 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 78 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 71 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present;	14	None.
Barry N. Winslow Age: 71 Director	Director since 2010 or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	14	TCF Financial Corporation.

84	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 56 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 50 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 52 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 52 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 74 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel of the Funds’ general counsel, Dorsey & Whitney, LLP since January 2016; Partner from January 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 58 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 53 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 50 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 59 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2019	85

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULE OF INVESTMENTS SCHEDULES

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

86	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2019	87

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88	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report June 30, 2019

INVESTMENT ADVISER	INDEPENDENT REGISTERED PUBLIC

Sit Investment Associates, Inc.	ACCOUNTING FIRM

80 S. Eighth Street	KPMG LLP

Suite 3300	Minneapolis, MN

Minneapolis, MN 55402

GENERAL COUNSEL

CUSTODIAN	Dorsey & Whitney LLP

The Bank Of New York Mellon	Minneapolis, MN

111 Sanders Creek Parkway

Syracuse, NY 13057

TRANSFER AGENT AND

DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Sit Mutual Funds
1-800-332-5580 www.sitfunds.com

Sit 6-30-19 Stock

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2019	$23,000	0	$5,650	0
Fiscal year ended June 30, 2018	22,200	0	5,430	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 23, 2019

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 23, 2019